Exhibit 99.2

KESSLER TOPAZ

MELTZER & CHECK, LLP

Eric L. Zagar (250519)

Robin Winchester

Kristen L. Ross

280 King of Prussia Road

Radnor, PA 19087

Phone: (610) 667-7706

Fax: (267) 948-2512

ezagar@ktmc.com

rwinchester@ktmc.com

kross@ktmc.com

-and-

Eli R. Greenstein (Bar No. 217945)

One Sansome Street, Suite 1850

San Francisco, CA 94104

Phone: (415) 400-3000

Fax: (415) 400-3001

egreenstein@ktmc.com

Attorneys for Plaintiffs

Curt Hemmingson and Vic Vandegriff

[Additional counsel listed on signature page]

SUPERIOR COURT OF THE STATE OF CALIFORNIA

COUNTY OF SANTA CLARA

CURT HEMMINGSON and VIC VANDEGRIFF, Derivatively on Behalf of Nominal Defendant MAGNACHIP SEMICONDUCTOR CORPORATION,

Plaintiffs,

v.

MICHAEL ELKINS, TAE YOUNG HWANG, RANDAL KLEIN, ILBOK LEE, BRIAN MULHERN, R. DOUGLAS NORBY, SANG PARK, MARGARET SAKAI, NADER TAVAKOLI and AVENUE CAPITAL MANAGEMENT II, L.P.,

Defendants,

and

MAGNACHIP SEMICONDUCTOR CORPORATION,

Nominal Defendant.

CASE NO.: 1-15-cv-278614 STIPULATION OF SETTLEMENT Judge: Hon. Peter H. Kirwan Dept.: 1 Date Action Filed: March 25, 2015

STIPULATION OF SETTLEMENT

CASE NOS. 1-15-CV-278614 & 1-15-CV-281284

STEPHEN BUSHANSKY, Derivatively on Behalf of Nominal Defendant MAGNACHIP SEMICONDUCTOR CORPORATION,

Plaintiff,

v.

R. DOUGLAS NORBY; MICHAEL ELKINS; RANDAL KLEIN; BRIAN MULHERN; NADER TAVAKOLI; ILBOK LEE; SANG PARK; MARGARET SAKAI, AVENUE CAPITAL GROUP; and DOES 1-25, inclusive,

Defendants,

and

MAGNACHIP SEMICONDUCTOR CORPORATION,

Nominal Defendant.

CASE NO.: 1-15-cv-281284 Judge: Hon. Peter H. Kirwan Dept.: 1 Date Action Filed: June 1, 2015

STIPULATION OF SETTLEMENT

CASE NOS. 1-15-CV-278614 & 1-15-CV-281284

STIPULATION OF SETTLEMENT

This Stipulation of Settlement (“Stipulation”) dated January 22, 2016, is made and entered into by and among the following parties, each by and through their respective counsel: (i) plaintiffs Curt Hemmingson, Vic Vandegriff and Stephen Bushansky (collectively, “Plaintiffs”), on behalf of themselves and derivatively on behalf of MagnaChip Semiconductor Corporation (“MagnaChip” or the “Company”); (ii) Michael Elkins, Randal Klein, Ilbok Lee, Brian Mulhern, R. Douglas Norby, Margaret Sakai, Nader Tavakoli, Avenue Capital Management II, L.P. and Avenue Capital Group (collectively, the “Settling Defendants”); and (iii) nominal defendant MagnaChip (together with Plaintiffs and the Settling Defendants, the “Settling Parties”). This Stipulation is intended by the Settling Parties to fully, finally and forever resolve, discharge and settle the Released Claims (as defined below), upon and subject to the terms and conditions hereof.

I.	BACKGROUND AND PROCEDURAL HISTORY

MagnaChip is a Delaware corporation with its principal executive offices in Luxembourg and additional executive offices in Cupertino, California. The Company’s business operations are based primarily in South Korea. On March 25, 2015, plaintiffs Hemmingson and Vandegriff filed their Verified Stockholder Derivative Complaint (the “Hemmingson Complaint”) in the Superior Court of California, Santa Clara County, captioned Hemmingson, et al. v. Elkins, et al., No. 1-15-cv-278614 (the “Hemmingson Action”). The Hemmingson Complaint alleges various causes of action, including: (1) breach of fiduciary duty against defendants Michael Elkins, Tae Young Hwang, Randal Klein, Ilbok Lee, Brian Mulhern, R. Douglas Norby, Sang Park, Margaret Sakai and Nader Tavakoli (collectively, the “Individual Defendants”) in connection with their alleged failure to ensure that the Company implemented and maintained adequate internal controls over its accounting and financial reporting functions and alleged knowing dissemination of false and misleading statements concerning the Company’s financial results and internal controls; (2) breach of fiduciary duty against defendants Avenue Capital Management II, L.P. (“Avenue Capital Management”), Elkins, Klein and Mulhern for alleged insider trading; and (3) unjust enrichment against Avenue Capital Management in connection with the improper gains it received as a result of the alleged insider trading.

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Following the filing of the Hemmingson Complaint, counsel for plaintiffs Hemmingson and Vandegriff and certain of the Defendants began negotiations regarding service of the Hemmingson Complaint and scheduling. On May 12, 2015, plaintiffs Hemmingson and Vandegriff, defendants Elkins, Klein, Lee, Mulhern, Norby, Sakai, Tavakoli and Avenue Capital Management and nominal defendant MagnaChip, (the “Stipulating Defendants”) entered into a stipulation and proposed order providing that: (1) counsel for the Stipulating Defendants agreed to accept service on behalf of their respective clients; (2) the Hemmingson Action would be stayed pending resolution of two related securities class actions1; (3) notwithstanding the stay, plaintiffs Hemmingson and Vandegriff could pursue service efforts on defendants Park and Hwang, both of whom reside in South Korea and had resigned from their positions with the Company; (4) the Stipulating Defendants would provide plaintiffs Hemmingson and Vandegriff with all discovery produced in the Class Action; and (5) plaintiffs Hemmingson and Vandegriff would attend and participate in any mediation of the Class Action. This Court entered the proposed order on May 13, 2015 (the “Stay Order”). Thereafter plaintiffs Hemmingson and Vandegriff continued their efforts to locate defendants Park and Hwang while monitoring developments in the Class Action.

On June 1, 2015, plaintiff Bushansky filed a similar stockholder derivative complaint (the “Bushansky Complaint”) on behalf of MagnaChip in this Court, captioned Bushansky v. Norby, et al., No. 1-15-CV-281284 (the “Bushansky Action,” and together with the Hemmingson Action, the “Actions”), against Avenue Capital Group (“Avenue Capital Group”) and all of the Individual Defendants except defendant Hwang. On August 27, 2015, plaintiff Bushansky and certain of the defendants in the Bushansky Action entered a proposed order to stay the Bushansky Action pending resolution of the motion to dismiss filed in the Class Action, which was entered by the Court on September 1, 2015.

Beginning in September 2015, MagnaChip, certain other defendants in the Class Action, and the plaintiffs in the Class Action engaged in settlement discussions and participated in mediation

[1]	Thomas et al. v. MagnaChip Semiconductor Corp. et al., Case No. 3:14-cv-01160-JST (N.D. Cal.) and Oklahoma Police Pension & Retirement System v. MagnaChip Semiconductor Corporation, Case No. 3:15-cv-01797-JST (N.D. Cal.). These actions were subsequently consolidated into the first-filed action (as consolidated, the “Class Action”).

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efforts conducted by former United States District Court Judge Layn R. Phillips (Ret.) (“Judge Phillips”). These efforts included two formal mediation sessions. Pursuant to the Stay Order, plaintiffs Hemmingson and Vandegriff were invited to, and did, attend and participate in both mediation sessions.

On December 10, 2015, a settlement in principle was reached in the Class Action among certain of the parties to the Class Action, including MagnaChip and certain of the Settling Defendants.

After December 10, 2015, MagnaChip and plaintiffs Hemmingson and Vandegriff continued their negotiations concerning a potential resolution of the Hemmingson Action with the assistance of Judge Phillips, including participating in numerous telephonic meetings and discussions and exchanging multiple drafts of a proposed settlement term sheet. On January 6, 2016, Judge Phillips made a mediator’s proposal to settle the Hemmingson Action, which was accepted. Plaintiffs Hemmingson and Vandegriff and MagnaChip executed a term sheet dated as of January 7, 2016 (the “Term Sheet”), memorializing their agreement in principle.

II.	PLAINTIFFS’ CLAIMS AND BENEFITS OF THE SETTLEMENT

Plaintiffs believe that the claims they have asserted in the Actions have merit. Nonetheless, Plaintiffs recognize and acknowledge the expense and length of the continued proceedings that would be necessary to prosecute the Actions against Defendants through trial and appeals. Plaintiffs and their counsel have also taken into account the uncertain outcome and the risk of any litigation, especially in complex actions such as these Actions, as well as the difficulties and delays inherent in such litigation. Plaintiffs and their counsel are also mindful of the inherent problems of proof and possible defenses to the claims Plaintiffs have asserted in the Actions. Based on their evaluation, and subject to Plaintiffs’ review of confirmatory discovery as described in ¶ 3.1 below, Plaintiffs and their counsel have determined that the Settlement set forth in this Stipulation confers substantial benefits upon MagnaChip and its stockholders. Moreover, the agreement-in-principle embodied in the Stipulation was only reached after vigorous arm’s-length negotiations between the Settling Parties, who are all represented by counsel with extensive experience and expertise in shareholder derivative litigation. During the negotiations, all Settling Parties had a clear view of the

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strengths and weaknesses of their respective claims and defenses. Plaintiffs and their counsel base their conclusion upon, among other things, their extensive investigation during the development, prosecution and settlement of the Actions, which included, inter alia: (i) inspecting, reviewing and analyzing the Company’s filings with the United States Securities and Exchange Commission (“SEC”) and other public statements; (ii) researching corporate governance issues; and (iii) researching the law applicable to the claims asserted in the Actions and the potential defenses thereto. Plaintiffs believe that the Settlement is fair, reasonable and adequate and is in the best interests of MagnaChip and all Current MagnaChip Stockholders.

III.	THE SETTLING DEFENDANTS’ DENIALS OF WRONGDOING AND LIABILITY

The Settling Defendants have denied, and continue to deny, each and all of the claims and contentions alleged by Plaintiffs in the Actions. Nonetheless, the Settling Defendants have also taken into account the uncertainty and risks inherent in any litigation, especially in complex cases like these Actions. The Settling Defendants and MagnaChip have therefore determined that it is desirable that the Actions be fully and finally settled in the manner and upon the terms and conditions set forth in this Stipulation. The Settling Defendants and MagnaChip believe that the Settlement is fair, reasonable and adequate and in the best interests of MagnaChip and all Current MagnaChip Stockholders.

IV.	TERMS OF STIPULATION AND AGREEMENT OF SETTLEMENT

NOW, THEREFORE, IT IS HEREBY STIPULATED AND AGREED by and among the Plaintiffs (for themselves and derivatively on behalf of MagnaChip), the Settling Defendants and MagnaChip, by and through their respective counsel or attorneys of record, that, subject to all necessary Court approvals, and in exchange for the consideration set forth below, the Actions and the Released Claims shall be fully, finally, and forever compromised, settled, released, discharged and extinguished and the Actions shall be dismissed with prejudice and with full preclusive effect as to all Settling Parties, upon and subject to the terms and conditions of this Stipulation, as follows:

1.	Definitions

As used in this Stipulation, the following terms have the meanings specified below:

1.1 “Actions” means, collectively, the Hemmingson Action and the Bushansky Action.

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1.2 “Avenue Capital Defendants” means, collectively, Avenue Capital Management and Avenue Capital Group.

1.3 “Avenue Capital Group” means Avenue Capital Group, a defendant in the Bushansky Action.

1.4 “Avenue Capital Management” means Avenue Capital Management II, L.P., a defendant in the Hemmingson Action.

1.5 “Board” means MagnaChip’s Board of Directors.

1.6 “Bushansky Action” means the action entitled Bushansky v. Norby, et al., No. 1-15-CV-281284, currently pending before the Court.

1.7 “Court” means the Superior Court of the State of California in the County of Santa Clara.

1.8 “Current MagnaChip Stockholder” means any holder of shares of MagnaChip common stock as of the date of the Preliminary Approval Order, excluding the Individual Defendants, the Avenue Capital Defendants, and each of their Related Persons.

1.9 “Defendants” means, collectively, the Individual Defendants and the Avenue Capital Defendants.

1.10 “Effective Date” means the first date by which all of the events and conditions specified in ¶ 6.1 of this Stipulation have been met and have occurred.

1.11 “Final” means the time when a judgment that has not been reversed, vacated, or modified in any way is no longer subject to appellate review, either because of disposition on appeal and conclusion of the appellate process or because of passage, without action, of time for seeking appellate review. More specifically, it is that situation when: (a) either no appeal has been filed and the time has passed for any notice of appeal to be timely filed in the Actions; or (b) an appeal has been filed and the court of appeals has either affirmed a judgment or dismissed that appeal and the time for any reconsideration or further appellate review has passed; or (c) a higher court has granted further appellate review and that court has either affirmed the underlying judgment or affirmed the court of appeals’ decision affirming a judgment or dismissing the appeal.

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1.12 “Hemmingson Action” means the action entitled Hemmingson, et al. v. Elkins, et al., No. 1-15-CV-278614, currently pending before the Court.

1.13 “Individual Defendants” means, collectively, Michael Elkins, Tae Young Hwang, Randal Klein, Ilbok Lee, Brian Mulhern, R. Douglas Norby, Sang Park, Margaret Sakai and Nader Tavakoli.

1.14 “MagnaChip” or the “Company” means MagnaChip Semiconductor Corporation, nominal defendant in the Actions.

1.15 “Notice” means the notice of the Settlement to be provided by MagnaChip to Current MagnaChip Stockholders, substantially in the form attached hereto as Exhibit B. MagnaChip shall be responsible for dissemination of the Notice as set forth in ¶ 3.3.

1.16 “Order and Final Judgment” or “Judgment” means the order and judgment to be rendered by the Court, substantially in the form attached hereto as Exhibit D.

1.17 “Person” means a natural person, corporation, limited liability corporation, professional corporation, partnership, limited partnership, limited liability partnership, association, joint stock company, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency thereof, and any business or legal entity, and any spouse, heir, predecessor, successor, representative, or assignee of the forgoing.

1.18 “Plaintiffs” means, collectively, Curt Hemmingson, Vic Vandegriff and Stephen Bushansky, plaintiffs in the Actions.

1.19 “Plaintiffs’ Counsel” means, collectively, Kessler Topaz Meltzer & Check, LLP and WeissLaw LLP.

1.20 “Preliminary Approval Order” means the order to be rendered by the Court preliminarily approving the Stipulation, the Settlement and the form of Notice of the Settlement, substantially in the form attached hereto as Exhibit A.

1.21 “Related Persons” means each of a Person’s past or present agents, officers, directors, employees, affiliates, attorneys, advisors, underwriters, insurers (and insurers’ respective past and present officers, directors, employees, agents, affiliates, parents, subsidiaries, divisions, funds, attorneys, advisors, insurers, co-insurers, re-insurers, heirs, executors, personal

STIPULATION OF SETTLEMENT CASE NOS. 1-15-CV-278614 & 1-15-CV-281284	- 6 -

representatives, estates, administrators, trusts, predecessors, successors, and assigns), co-insurers, reinsurers, spouses, immediate family members, heirs, executors, personal representatives, estates, administrators, trusts, predecessors, successors, and assigns, each other individual or entity in which a Person has a controlling interest, and each and all of their respective past and present officers, directors, employees, agents, affiliates, parents, subsidiaries, divisions, funds, attorneys, accountants, auditors, advisors, underwriters, insurers, co-insurers, re-insurers, heirs, executors, personal representatives, estates, administrators, trusts, predecessors, successors, and assigns.

1.22 “Released Claims” means, with respect to the Released Defendant Persons, any and all claims, rights, demands, obligations, damages, actions or causes of action, or liabilities whatsoever, of every nature and description, including both known and Unknown Claims, whether arising under federal, state, common or foreign law or regulation, that have been or could have been asserted, in the Actions or in any other court, tribunal, or proceeding by Plaintiffs or any other Current MagnaChip Stockholder derivatively on behalf of MagnaChip, or by MagnaChip directly against any of the Released Defendant Persons, which, now or hereafter, are based upon, arise out of, relate in any way to, or involve, directly or indirectly, any of the actions, transactions, occurrences, facts, statements, or omissions that were alleged or asserted in the Actions, except that expressly excluded from this release are (i) all claims asserted in the Class Action, (ii) all claims brought or that might be brought against MagnaChip, the Individual Defendants, or the Avenue Capital Defendants by the SEC; and (iii) all claims relating to the enforcement of the Settlement. In addition, nothing set forth herein shall constitute a release by any Released Defendant Person of any insurer, reinsurer, or any other entity contracted or otherwise obligated to provide insurance or indemnification to any of the Released Defendant Persons of any claim arising out of the rights, remedies, duties or obligations provided for in any insurance policy or agreement, but the Effective Date shall not be contingent upon resolution of such claim. Nothing set forth herein shall constitute a release by or among MagnaChip and the other Released Defendant Persons of the rights and obligations relating to indemnification or advancement of defense costs arising from MagnaChip’s or any of its subsidiaries’, divisions’, or related or affiliated entities’ certificates of incorporation, bylaws, operating agreements, or other formation documents, or any indemnification agreement or

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similar agreement. “Released Claims” means, with respect to the Released Plaintiff Persons, all claims (including Unknown Claims) arising out of, relating to, or in connection with, the institution, prosecution, assertion, settlement or resolution of the Actions or the Released Claims with respect to the Released Defendant Persons, except that expressly excluded from this release are all claims relating to the enforcement of the Settlement.

1.23 “Released Defendant Persons” means MagnaChip, the Individual Defendants and the Avenue Capital Defendants and each of their Related Persons.

1.24 “Released Plaintiff Persons” means MagnaChip, Plaintiffs and Plaintiffs’ Counsel and each of their Related Persons.

1.25 “Settlement Hearing” means a hearing before the Court to consider and determine whether to approve the terms of the Settlement as fair, reasonable and adequate, and in the best interests of MagnaChip and all Current MagnaChip Stockholders.

1.26 “Settlement” means the Settlement documented in this Stipulation.

1.27 “Settlement Amount” means the sum of $3,000,000.00.

1.28 “Settling Defendants” means, collectively, Michael Elkins, Randal Klein, Ilbok Lee, Brian Mulhern, R. Douglas Norby, Margaret Sakai, Nader Tavakoli and the Avenue Capital Defendants.

1.29 “Settling Parties” means, collectively: (i) Plaintiffs, on behalf of themselves and derivatively on behalf of MagnaChip; (ii) the Settling Defendants; and (iii) MagnaChip.

1.30 “Summary Notice” means the summary notice of the Settlement that MagnaChip will publish as described in ¶ 3.3, substantially in the form of Exhibit C hereto. MagnaChip shall be responsible for dissemination of the Summary Notice as set forth in ¶ 3.3.

1.31 “Unknown Claims” means any claims which a Person does not know or suspect to exist in his, her, or its favor at the time of the release, including claims which, if known by him, her, or it, might have affected his, her, or its settlement and release, or might have affected his, her, or its decision not to object to this Settlement. With respect to any and all Released Claims, the Settling Parties stipulate and agree that, upon the Effective Date, the Settling Parties shall expressly waive, and all Current MagnaChip Stockholders by operation of the Judgment shall have expressly waived,

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the provisions, rights, and benefits of California Civil Code section 1542, or any other law of the United States or any state or territory of the United States, or principle of common law that is similar, comparable or equivalent to section 1542, which provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

The Settling Parties acknowledge that they may hereafter discover facts in addition to or different from those now known or believed to be true by them, with respect to the subject matter of the Released Claims, but, it is the intention of the Settling Parties to completely, fully, finally and forever compromise, settle, release, discharge and extinguish any and all of the Released Claims, known or unknown, suspected or unsuspected, contingent or absolute, accrued or unaccrued, apparent or unapparent, which now exist, or heretofore existed, or may hereafter exist, and without regard to the subsequent discovery of additional or different facts. The Settling Parties acknowledge, and all other Current MagnaChip Stockholders in their capacity as MagnaChip stockholders, on behalf of themselves and any other person who could assert any of the Released Claims on their behalf shall be deemed by operation of the Judgment to have acknowledged, that the foregoing waiver was separately bargained for and is a key element of the Stipulation of which this release is a part.

2.	Consideration to MagnaChip

2.1 Settlement Payment

In full and complete settlement of the claims asserted in the Actions, MagnaChip’s directors’ and officers’ liability insurance carriers have paid, or will have paid, three million dollars ($3,000,000) into an interest-bearing escrow account established for the purpose of satisfying the Settling Defendants’ and MagnaChip’s obligations within ten (10) business days after entry of the Preliminary Approval Order. Once the Effective Date has occurred, the Settlement Amount shall be remitted to MagnaChip, less (i) any applicable taxes and other costs of maintaining the escrow account, (ii) any amount for an award of attorneys’ fees and litigation expenses as are awarded to Plaintiffs’ Counsel by the Court, and (iii) the costs of disseminating the Notice and Summary Notice to all Current MagnaChip Stockholders.

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2.2 Corporate Governance Changes

Within 30 days after execution of this Stipulation, unless the time period is otherwise specified below, the Board shall adopt the following corporate governance changes, which shall be maintained for no less than three (3) years:

A. Insider Trading Policy

The Company will amend its insider trading policy to include the following:

1. Sanctions for material non-compliance, including termination of employment and the ability of MagnaChip to seek reimbursement for fees and expenses incurred as a result of the violation.

2. Clarification that Rule 10b5-1 plans may not be adopted while a covered individual is in possession of material, non-public information or during a blackout period.

3. Prohibition of the disclosure of confidential information to third parties, subject to customary exceptions.

4. Prohibition on option exercises and purchases under employee stock purchase plans during blackout periods.

5. Clarification that persons subject to the insider trading policy are directors, executive officers and any other officer who has an obligation to file reports under Section 16 of the Securities Exchange Act of 1934.

6. Restrictions on pledging MagnaChip securities.

7. The Company shall publicly announce any contract, instruction or plan for Company share purchases adopted pursuant to Rule 10b5-1, and any subsequent amendments thereto. Such public disclosure may be included in the Company’s proxy statement, press releases, on the Company’s website and/or through a current or periodic report filed with the Securities and Exchange Commission.

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B. Audit Committee

The Charter of the Board’s Audit Committee shall be amended to clarify the following:

1. The Audit Committee has oversight over the insider trading policy. The Audit Committee shall have regular access to the General Counsel regarding the Insider Trading Policy, including the opportunity to meet with the General Counsel outside of the presence of any other senior executives. The Audit Committee shall receive a report on an annual basis from the General Counsel regarding his/her (a) monitoring of compliance with the Insider Trading Policy; and (b) investigation of any potential insider trading activity.

2. The Audit Committee will report to the Board regarding any material violations of applicable laws, regulations, or GAAP, including (i) the status and results of any investigation into the circumstances that led to such violations; (ii) the effect of such violations on MagnaChip’s financial statements; and (iii) the substance and status of any remediation plan.

3. The Audit Committee shall meet not less frequently than 6 times per year.

4. New item IV(C)(13) shall be added, which states: Review the General Counsel’s annual report regarding compliance with the Company’s Insider Trading Policy and any investigations of potential insider trading activity.

5. New item IV(C)(14) shall be added, which states: Review the Chief Compliance Officer’s annual report regarding (i) audit findings, (ii) policies, practices, and procedures of the internal audit function, and (iii) emerging trends in internal control and internal audit issues.

C. Internal Audit

The Company’s Chief Compliance Officer will report annually to the Audit Committee on (i) audit findings, (ii) policies, practices, and procedures of the internal audit function, and (iii) emerging trends in internal control and internal audit issues.

D. Compensation Clawback Policy

The Company will implement a clawback policy in accordance with the final rules adopted by the United States Securities and Exchange Commission regarding clawback policies within 30 days of such adoption.

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E. Declassification of the Board

The Company will declassify the Board, such that all directors are elected annually, in connection with its 2016 annual meeting.

F. Corporate Governance Guidelines

The Company’s Corporate Governance Guidelines will be amended to state: The Company will provide or arrange for continuing education programs for the directors on an annual basis.

2.3 Corporate Governance Reforms Adopted Since Actions Were Commenced

The Company agrees that it will not contest that the Actions were substantial factors in the adoption of the following corporate governance reforms:

A. The appointment of Theodore Kim as MagnaChip’s new Executive Vice President and Chief Compliance Officer;

B. The reorganization of the Company’s compliance and internal audit teams under the new Chief Compliance Officer; and

C. The implementation of new internal controls in the period-end closing and financial reporting process to (i) require appropriate internal and external evidences to be prepared for certain type of journal entries; (ii) improve the methods of reconciliation, confirmation, verification, observation, period end cut-off test, and analysis of each accounts in a timely manner; and (iii) assign appropriate roles and responsibilities for more comprehensive review procedures, including the involvement of finance and operational managers, in order to strengthen controls over the completeness and accuracy of both recurring and non-recurring journal entries.

3.	Procedure for Implementing the Settlement

3.1 For a period of four weeks (the “Four-Week Review Period”) after the execution of the Term Sheet and subject to the execution of an appropriate confidentiality agreement, Plaintiffs shall be entitled to inspect the following documents to be produced to Plaintiffs by MagnaChip: copies of certain non-privileged (i) final board- and committee-level minutes of meetings, (ii) presentations, summaries, board packages, and other materials circulated or discussed at such meetings, and (iii) final resolutions adopted in connection with those meetings during the period March 10, 2011 through February 12, 2015 that related to the Company’s accounting and financial

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reporting policies, procedures, processes, and internal controls (including with respect to the February 12, 2015 restatement and independent investigation), and certain of the Company’s and the Avenue Capital Defendants’ repurchases and sales of securities during this same period. The Four-Week Review Period commenced once MagnaChip completed the production of the foregoing documents, which occurred on January 8, 2016. Before the expiration of the Four-Week Review Period, which is February 5, 2016, Plaintiffs may request additional confirmatory discovery documents from the Settling Defendants and MagnaChip to satisfy their due diligence requirement. Such additional confirmatory discovery documents may be sought from Settling Defendants only to the extent that such confirmatory discovery documents are not available directly from MagnaChip. If the Settling Defendants and MagnaChip agree to produce additional documentation, Plaintiffs will have an additional seven to ten days to complete their review. If the Settling Defendants or MagnaChip decline to produce the additional documentation, the Settling Parties agree to submit the reasonableness of the Plaintiffs’ request for additional confirmatory discovery to Judge Phillips for an expedited, non-binding recommendation. If Plaintiffs do not request additional confirmatory discovery documents, then the Settling Parties shall either confirm or reject the Settlement upon the expiration of the Four-Week Review Period. If Plaintiffs request additional confirmatory discovery documents, then the Settling Parties shall either confirm or reject the Settlement (i) within three (3) calendar days of Judge Phillips’s recommendation or (ii) upon ten (10) calendar days following the additional production, whichever applies. If Plaintiffs confirm the Settlement, they will agree that they will not argue that they have not confirmed the fairness and reasonableness of the Settlement.

3.2 Within ten (10) business days after the confirmation of the Settlement as set forth in the preceding ¶ 3.1, Plaintiffs shall file a motion, to which the Settling Defendants and MagnaChip shall consent, to lift the stay of the Actions and for entry of the Preliminary Approval Order substantially in the form of Exhibit A hereto, requesting, inter alia, (i) the lifting of the stay for the limited purpose of considering the Settlement, (ii) preliminary approval of the Settlement set forth in the Stipulation, (iii) approval of the dissemination of the Notice and Summary Notice as described herein, substantially in the forms of Exhibits B and C hereto, respectively, and (iv) a date for the Settlement Hearing.

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3.3 MagnaChip shall be responsible for disseminating the Notice and Summary Notice to Current MagnaChip Stockholders. Not later than ten (10) business days following the entry of the Preliminary Approval Order, MagnaChip shall cause (a) this Stipulation and the Notice to be filed with the SEC as an Exhibit to a Form 8-K and to be posted on the investor relations section of MagnaChip’s website; and (b) the Summary Notice to be published once on PR Newswire. The Settling Parties believe the content and manner of such notices constitute adequate and reasonable notice to Current MagnaChip Stockholders pursuant to applicable law and due process. The costs of the Notice and Summary Notice shall be paid from the escrow account referenced in ¶ 2.1 out of the Settlement Amount. Counsel for MagnaChip shall file with the Court an appropriate affidavit with respect to the preparation and publication of the Notice and Summary Notice as described herein no later than twenty-five (25) calendar days before the Settlement Hearing.

3.4 Plaintiffs will request that, after the Notice and Summary Notice are given, the Court hold a Settlement Hearing to consider and determine whether to approve the terms of the Settlement.

3.5 Pending the Effective Date, Plaintiffs and Plaintiffs’ Counsel shall not commence or participate in any other actions or proceedings asserting any of the Released Claims against any of the Released Defendant Persons.

4.	Releases

4.1 Upon the Effective Date, MagnaChip, Plaintiffs, all Current MagnaChip Stockholders in their capacity as MagnaChip stockholders, on behalf of themselves and any other Person who could assert any of the Released Claims on their behalf, and all other Released Plaintiff Persons will release and forever discharge the Released Defendant Persons from the Released Claims. For the avoidance of doubt, expressly excluded from this release are (i) all claims asserted in the Class Action, (ii) all claims brought or that might be brought against MagnaChip, the Individual Defendants, or the Avenue Capital Defendants by the SEC, and (iii) all claims relating to the enforcement of the Settlement. In addition, nothing set forth herein shall constitute a release by any Released Defendant Person of any insurer, reinsurer, or any other entity contracted or otherwise obligated to provide insurance or indemnification to any of the Released Defendant Persons of any

STIPULATION OF SETTLEMENT CASE NOS. 1-15-CV-278614 & 1-15-CV-281284	- 14 -

claim arising out of the rights, remedies, duties or obligations provided for in any insurance policy or agreement, but the Effective Date shall not be contingent upon resolution of such claim. Nothing set forth herein shall constitute a release by or among MagnaChip and the other Released Defendant Persons of the rights and obligations relating to indemnification or advancement of defense costs arising from MagnaChip’s or any of its subsidiaries’, divisions’, or related or affiliated entities’ certificates of incorporation, bylaws, operating agreements, or other formation documents, or any indemnification agreement or similar agreement.

4.2 Upon the Effective Date, each of the Released Defendant Persons will release and forever discharge the Released Plaintiff Persons from the Released Claims. For the avoidance of doubt, expressly excluded from this release are all claims relating to the enforcement of the Settlement.

5.	Plaintiffs’ Counsel’s Attorneys’ Fees and Expenses

5.1 Plaintiffs’ Counsel may submit an application to the Court for attorneys’ fees and reimbursement of expenses (the “Fee and Expense Award”) in the aggregate, of not more than $750,000, and the Settling Defendants and MagnaChip will not oppose or object to such application. This agreement was reached only after the Settling Parties had agreed upon the Settlement Amount and the Corporate Governance Changes in ¶¶ 2.1 and 2.2. Any Fee and Expense Award granted by the Court shall be paid from the escrow account referenced in ¶ 2.1 out of the Settlement Amount and shall constitute final and complete payment for Plaintiffs’ Counsel’s attorneys’ fees and expenses that have been incurred or will be incurred in connection with the filing and prosecution of the Actions and the resolution of the claims alleged therein. The Released Defendant Persons shall have no obligation to make any payment other than as provided herein to Plaintiffs’ Counsel.

5.2 Any Fee and Expense Award granted by the Court shall be paid to Kessler Topaz Meltzer & Check, LLP as receiving agent for Plaintiffs’ Counsel within five (5) business days after entry of the Final Order and Judgment, notwithstanding the existence of any timely filed objections to the Settlement, or potential appeal, subject to Plaintiffs’ Counsel’s obligation to refund or repay within ten (10) business days any amounts paid if, for any reason, including as a result of any

STIPULATION OF SETTLEMENT CASE NOS. 1-15-CV-278614 & 1-15-CV-281284	- 15 -

appeal and/or further proceedings on remand, or successful collateral attack, the amount awarded is lowered, overturned or reduced. Any failure by the Court to approve the amount of attorneys’ fees and reimbursement of expenses requested shall not affect the validity of the terms of the Settlement. The Released Defendant Persons shall have no responsibility for, and no liability whatsoever with respect to, the allocation of any Fee and Expense Award granted by the Court among Plaintiffs’ Counsel.

6.	Conditions of Settlement, Effect of Disapproval, Cancellation or Termination

6.1 The Effective Date of this Stipulation shall be conditioned on the occurrence of all of the following events:

(a)	The Court has entered the Preliminary Approval Order;

(b)	The Court has approved the Settlement as described herein, following notice to all Current MagnaChip Stockholders;

(c)	The Court has entered the Judgment, substantially in the form of Exhibit D hereto, dismissing the Actions with prejudice;

(d)	The Actions have been dismissed with prejudice;

(e)	The Order and Final Judgment has become Final; and

(f)	The payment of the Settlement Amount set forth in ¶ 2.1 hereof.

6.2 If any of the conditions specified in ¶ 6.1 are not met, then this Stipulation shall be canceled and terminated unless the Settling Parties mutually agree in writing, by and through their respective counsel, to proceed with the Stipulation.

6.3 In the event that the Stipulation or Settlement is not approved by the Court, or the Settlement is terminated for any reason, the Settling Parties shall be restored to their respective positions in the Actions as of the last date before the Settling Parties agreed to resolve the Actions (and the Settling Defendants will retain whatever jurisdictional challenges may have been available to them as of that date), and all negotiations, proceedings, documents prepared and statements made in connection herewith shall be without prejudice to the Settling Parties, shall not be deemed or construed to be an admission by any Settling Party of any act, matter, or proposition and shall not be used in any manner for any purpose in any subsequent proceeding in the Actions or in any other

STIPULATION OF SETTLEMENT CASE NOS. 1-15-CV-278614 & 1-15-CV-281284	- 16 -

action or proceeding. In such event, the terms and provisions of the Stipulation, with the exception of ¶¶ 1.1-1.31, Plaintiffs’ Counsel’s obligation to refund or repay within ten (10) business days any amounts paid with respect to any Fee and Expense Award if, for any reason, including as a result of any appeal and/or further proceedings on remand, or successful collateral attack, the amount awarded is lowered, overturned or reduced under 5.2, 6.2, 6.3, 6.4, 8.2, 8.5, 8.6, 8.8, 8.9, 8.12 and 8.14 herein, shall have no further force and effect with respect to the Settling Parties and shall not be used in the Actions or in any other proceeding for any purpose, and any judgment or orders entered by the Court in accordance with the terms of the Stipulation shall be treated as vacated, nunc pro tunc.

6.4 Any appeal or other proceeding pertaining to any order issued in respect of any application for attorneys’ fees and expenses by Plaintiffs’ Counsel shall not in any way delay or preclude the Judgment from becoming Final. In addition, no order concerning any application for attorneys’ fees and reimbursement of litigation expenses, or any modification or reversal on appeal of such order, shall constitute grounds for cancellation or termination of this Stipulation by any Settling Party.

7.	Bankruptcy

7.1 In the event any proceedings by or on behalf of MagnaChip, whether voluntary or involuntary, are initiated under any chapter of the U.S. Bankruptcy Code, including any act of receivership, asset seizure, or similar federal or state law action (“Bankruptcy Proceedings”), the Settling Parties agree to use their reasonable best efforts to obtain all necessary orders, consents, releases, and approvals for effectuation of this Stipulation in a timely and expeditious manner.

7.2 In the event of any Bankruptcy Proceedings by or on behalf of MagnaChip, the Settling Parties agree that all dates and deadlines set forth herein will be extended for such periods of time as are necessary to obtain necessary orders, consents, releases and approvals from the Bankruptcy Court to carry out the terms and conditions of this Stipulation.

8.	Miscellaneous Provisions

8.1 The Settling Parties (a) acknowledge that it is their intent to consummate this Stipulation; and (b) agree to cooperate to the extent reasonably necessary to effectuate and

STIPULATION OF SETTLEMENT CASE NOS. 1-15-CV-278614 & 1-15-CV-281284	- 17 -

implement all terms and conditions of this Stipulation and to exercise their best efforts to accomplish the foregoing terms and conditions of this Stipulation. The Settling Parties and their counsel agree that they will refrain from disparaging each other in any publicly disseminated statements in connection with the Actions.

8.2 The Settling Parties intend this Settlement to be a final and complete resolution of all disputes between Plaintiffs, Defendants and MagnaChip with respect to the Actions. The Settlement compromises claims which are contested and shall not be deemed an admission by any Settling Party as to the merits of any claim, allegation or defense. The Settling Parties further agree that the claims are being settled voluntarily after consultation with competent legal counsel.

8.3 Pending final determination of whether the Settlement should be approved, all proceedings and all further activity between the Settling Parties regarding or directed toward the Actions, except for those activities and proceedings relating to this Stipulation and the Settlement, shall be stayed.

8.4 Except as otherwise provided in this Stipulation, pending the Effective Date of this Stipulation or the termination of the Stipulation according to its terms, Plaintiffs and all Current MagnaChip Stockholders, and their respective Related Persons, shall be barred and enjoined from commencing, prosecuting, instigating, or in any way participating in the commencement or prosecution of any action asserting any Released Claims, either directly, representatively, derivatively, or in any other capacity, against any Released Defendant Persons.

8.5 The provisions contained in this Stipulation (including any exhibits attached hereto) shall not be deemed a presumption, concession, or admission by any Settling Party of any fault, liability, or wrongdoing, or lack of merit as to any facts or claims alleged or asserted in the Actions or in any other action or proceeding, and shall not be interpreted, construed, deemed, invoked, offered, or received into evidence or otherwise used by any person in the Actions or in any other action or proceeding, whether civil, criminal, or administrative, except in connection with any proceeding to enforce the terms of the Settlement. Notwithstanding the foregoing, in any action that may be brought against them, any of the Released Defendant Persons or Released Plaintiff Persons may file the Stipulation, the Order and Final Judgment, or any judgment or order of the

STIPULATION OF SETTLEMENT CASE NOS. 1-15-CV-278614 & 1-15-CV-281284	- 18 -

Court for the purpose of supporting any and all defenses or counterclaims based on principles of res judicata, collateral estoppel, full faith and credit, release, good faith settlement, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim.

8.6 The exhibits to this Stipulation are material and integral parts hereof and are fully incorporated herein by this reference.

8.7 The Stipulation may be amended or modified only by a written instrument signed by or on behalf of all Settling Parties or their respective successors-in-interest.

8.8 This Stipulation and the exhibits attached hereto constitute the entire agreement among the Settling Parties and no representations, warranties or inducements have been made to any Settling Party concerning the Stipulation or any of its exhibits other than the representations, warranties and covenants contained and memorialized in such documents. Except as otherwise provided herein, each Settling Party shall bear his, hers or its own costs.

8.9 All agreements made and orders entered during the course of the Actions relating to the confidentiality of information shall survive this Stipulation and the Settlement.

8.10 Each Settling Party severally acknowledges that no promise, inducement or agreement not expressed herein has been made to it, him or her, that this Stipulation contains the entire agreement between or among the Settling Parties concerning the matters described in this Stipulation, and, except as expressly provided herein, that there are no third-party beneficiaries to this Stipulation.

8.11 This Stipulation shall be binding upon and shall inure to the benefit of the Released Defendant Persons and Released Plaintiff Persons.

8.12 This Stipulation and the exhibits attached hereto and the Settlement shall be considered to have been negotiated, executed and delivered, and to be wholly performed, in the State of California, and the rights and obligations of the Settling Parties to this Stipulation shall be governed by, construed and enforced in accordance with the laws of the State of California without regard to conflict of laws principles. Any action arising out of or relating to this Stipulation shall be brought exclusively in the Court, or if the Court shall lack subject-matter jurisdiction over the action, then in such state court of the State of California as may have subject-matter jurisdiction over such action.

STIPULATION OF SETTLEMENT CASE NOS. 1-15-CV-278614 & 1-15-CV-281284	- 19 -

8.13 Each counsel or other Person executing this Stipulation or its exhibits on behalf of any Settling Party hereby warrants that such Person has the full authority to do so.

8.14 This Stipulation may be executed in one or more counterparts. A faxed or pdf signature shall be deemed an original signature for the purposes of this Stipulation. All executed counterparts, and each of them, shall be deemed to be one and the same instrument. A complete set of counterparts, either originally executed or copies thereof, shall be filed with the Court. This Stipulation has been drafted jointly by the Settling Parties and ambiguities shall not be construed against any Settling Party as a result of his, her, or its role in drafting.

8.15 The Court shall retain jurisdiction with respect to implementation and enforcement of the terms of the Stipulation, and the Settling Parties submit to the jurisdiction of the Court solely for purposes of implementing and enforcing the Settlement embodied in the Stipulation.

8.16 Without further order of the Court, the Settling Parties may agree to reasonable extensions of time to carry out any of the provisions of this Stipulation.

DATED: January 22, 2016	KESSLER TOPAZ MELTZER & CHECK, LLP

/s/ Eric L. Zagar
Eric L. Zagar (SBN 250519)
Robin Winchester
Kristen L. Ross
280 King of Prussia Road
Radnor, PA 19087
Telephone: (610) 667-7706
Fax: (267) 948-2512
ezagar@ktmc.com
rwinchester@ktmc.com
kross@ktmc.com

-and-

Eli R. Greenstein (SBN 217945)
One Sansome Street, Suite 1850
San Francisco, CA 94104
Telephone: (415) 400-3000
Fax: (415) 400-3001
egreenstein@ktmc.com

Attorneys for Plaintiffs Curt Hemmingson and Vic Vandegriff

STIPULATION OF SETTLEMENT CASE NOS. 1-15-CV-278614 & 1-15-CV-281284	- 20 -

DATED: January 22, 2016	WEISSLAW LLP

/s/ Leigh A. Parker
Leigh A. Parker (SBN 170565)
1516 South Bundy Drive, Suite 309
Los Angeles, CA 90025
Telephone: (310) 208-2800
Fax: (310) 209-2348
lparker@weisslawllp.com

- and -

Joseph H. Weiss
David C. Katz
1500 Broadway, 16th Floor
New York, NY 10036
Telephone: (212) 682-3025
Fax: (212) 682-3010
jweiss@weisslawllp.com
dkatz@weisslawllp.com

Attorneys for Plaintiff Stephen Bushansky

DATED: January 22, 2016	JONES DAY

/s/ John C. Tang
John C. Tang (SBN 212371)
Kelsey Israel-Trummel (SBN 282272)
555 California Street, 26th Floor
San Francisco, CA 94104
Telephone: (415) 626-3939
Fax: (415) 875-5700
jctang@jonesday.com
kitrummel@jonesday.com

Counsel for Nominal Defendant MagnaChip Semiconductor Corporation

STIPULATION OF SETTLEMENT CASE NOS. 1-15-CV-278614 & 1-15-CV-281284	- 21 -

DATED: January 22, 2016	PAUL, WEISS, RIFKIND, WHARTON & GARRISON LLP

/s/ Daniel J. Kramer
Daniel J. Kramer
Jacqueline P. Rubin
Meredith A. Arfa
1285 Avenue of the Americas
New York, NY 10019
Telephone: (212) 373-3000
Fax: (212) 757-3990
dkramer@paulweiss.com
jrubin@paulweiss.com
marfa@paulweiss.com

- and -

Alex Young K. Oh
2001 K Street, NW
Washington, DC 20006-1047
Telephone: (202) 223-7300
Fax: (202) 223-7420
aoh@paulweiss.com

Counsel for Nominal Defendant MagnaChip Semiconductor Corporation and Defendants Ilbok Lee and R. Douglas Norby

DATED: January 22, 2016	AKIN GUMP STRAUSS HAUER & FELD LLP

/s/ Reginald D. Steer
Reginald D. Steer (SBN 056324)
Eric G. Ruehe (SBN 284568)
580 California Street, 15th Floor
San Francisco, CA 94104-1036
Telephone: (415) 765-9500
Fax: (415) 765-9501
rsteer@akingump.com
eruehe@akingump.com

- and -

Michael A. Asaro
One Bryant Park
Bank of America Tower
New York, NY 10036
Telephone: (212) 872-1000
Fax: (212) 872-1002
masaro@akingump.com

Attorneys for Defendants Avenue Capital Management II, L.P., Randal Klein, Brian Mulhern, and Michael Elkins

STIPULATION OF SETTLEMENT CASE NOS. 1-15-CV-278614 & 1-15-CV-281284	- 22 -

DATED: January 22, 2016	KASOWITZ BENSON TORRES & FRIEDMAN LLP

/s/ Jason S. Takenouchi
Jason S. Takenouchi (SBN 234835)
101 California Street, Suite 2300
San Francisco, CA 94111
Telephone: (415) 421-6140
Fax: (415) 398-5030
jtakenouchi@kasowitz.com

- and -

Daniel J. Fetterman
1633 Broadway
New York, NY 10019
Telephone: (212) 506-1700
Fax: (212) 506-1800
dfetterman@kasowitz.com

Attorneys for Defendant Nader Tavakoli

DATED: January 22, 2016	KOBRE & KIM LLP

/s/ Michael S. Kim
Michael S. Kim
Kimberly Perrotta Cole
800 Third Avenue
New York, NY 10022
Telephone: (212) 488-1201
Fax: (212) 488-1221
michael.kim@kobrekim.com
kimberly.cole@kobrekim.com

Attorneys for Defendant Margaret Sakai

STIPULATION OF SETTLEMENT CASE NOS. 1-15-CV-278614 & 1-15-CV-281284	- 23 -

EXHIBIT A

[PROPOSED] ORDER GRANTING

PRELIMINARY APPROVAL OF

DERIVATIVE SETTLEMENT

SUPERIOR COURT OF THE STATE OF CALIFORNIA

COUNTY OF SANTA CLARA

CURT HEMMINGSON and VIC VANDEGRIFF, Derivatively on Behalf of Nominal Defendant MAGNACHIP SEMICONDUCTOR CORPORATION,

Plaintiffs,

v.

MICHAEL ELKINS, TAE YOUNG HWANG, RANDAL KLEIN, ILBOK LEE, BRIAN MULHERN, R. DOUGLAS NORBY, SANG PARK, MARGARET SAKAI, NADER TAVAKOLI and AVENUE CAPITAL MANAGEMENT II, L.P.,

Defendants,

and

MAGNACHIP SEMICONDUCTOR CORPORATION,

Nominal Defendant.

CASE NO.: 1-15-cv-278614 [PROPOSED] ORDER GRANTING PRELIMINARY APPROVAL OF DERIVATIVE SETTLEMENT Judge: Hon. Peter H. Kirwan Dept.: 1 Date Action Filed: March 25, 2015

[PROPOSED] ORDER GRANTING PRELIMINARY APPROVAL OF DERIVATIVE SETTLEMENT

CASE NOS. 1-15-CV-278614 & 1-15-CV-281284

STEPHEN BUSHANSKY, Derivatively on Behalf of Nominal Defendant MAGNACHIP SEMICONDUCTOR CORPORATION,

Plaintiff,

v.

R. DOUGLAS NORBY; MICHAEL ELKINS; RANDAL KLEIN; BRIAN MULHERN; NADER TAVAKOLI; ILBOK LEE; SANG PARK; MARGARET SAKAI, AVENUE CAPITAL GROUP; and DOES 1-25, inclusive,

Defendants,

and

MAGNACHIP SEMICONDUCTOR CORPORATION,

Nominal Defendant.

CASE NO.: 1-15-cv-281284 Judge: Hon. Peter H. Kirwan Dept.: 1 Date Action Filed: June 1, 2015

[PROPOSED] ORDER GRANTING PRELIMINARY APPROVAL OF DERIVATIVE SETTLEMENT

CASE NOS. 1-15-CV-278614 & 1-15-CV-281284

WHEREAS, the Settling Parties have made application for an order: (i) preliminarily approving the settlement of the above captioned stockholder derivative actions (the “Actions”) in accordance with the Stipulation of Settlement dated January 22, 2016 (the “Stipulation”), which, together with the exhibits attached thereto, sets forth the complete terms and conditions for the proposed settlement of the Actions (the “Settlement”) and for dismissal of the Actions with prejudice, upon the terms and conditions set forth therein; and (ii) approving the form and content of the Notice of Hearing and Proposed Derivative Settlement (the “Notice”) and Summary Notice of Hearing and Proposed Derivative Settlement (the “Summary Notice”), attached to the Stipulation as Exhibits B and C, respectively, for publication;

WHEREAS, the Settlement appears to be the product of serious, informed, non-collusive negotiations overseen by an experienced mediator, the Honorable Layn R. Phillips, United States District Judge (Retired), and falls within the range of possible approval; and

WHEREAS, the Court has read and considered the Stipulation and the exhibits attached thereto, and all parties have consented to the entry of this Order;

NOW THEREFORE, IT IS HEREBY ORDERED that:

1. Except for the terms defined herein, the Court adopts and incorporates the definitions in the Stipulation for purposes of this Order.

2. The Court grants preliminary approval of the Settlement as set forth in the Stipulation and finds the terms to be within the range of reasonableness of a settlement that ultimately could be granted approval by the Court at the Settlement Hearing (as defined below).

3. A hearing (the “Settlement Hearing”) will be held before the Honorable Peter H. Kirwan on             , 2016 at                      in Department 1 of the Court, located at 191 North First Street, San Jose, California 95113-1090, to:

a. Determine whether the Settlement should be approved by the Court as fair, reasonable, adequate, and in the best interests of MagnaChip and all Current MagnaChip Stockholders1;

[1]	As defined in the Stipulation, “Current MagnaChip Stockholder” means any holder of shares of MagnaChip common stock as of the date of this Order, excluding the Individual Defendants, the Avenue Capital Defendants, and each of their Related Persons.

[PROPOSED] ORDER GRANTING PRELIMINARY APPROVAL OF DERIVATIVE SETTLEMENT CASE NOS. 1-15-CV-278614 & 1-15-CV-281284	- 1 -

b. Determine whether an Order and Final Judgment dismissing the Hemmingson Action and the Bushansky Action with prejudice should be entered pursuant to the Stipulation;

c. Consider Plaintiffs’ Counsel’s Fee and Expense Award application; and

d. Rule on such other matters as the Court may deem appropriate.

4. The Court reserves the right to adjourn the Settlement Hearing or any adjournment thereof, including the consideration of the Fee and Expense Award application, without further notice of any kind other than oral announcement at the Settlement Hearing or any adjournment thereof, and retains jurisdiction over the Actions to consider all further applications arising out of or connected with the proposed Settlement.

5. The Court reserves the right to approve the Settlement at or after the Settlement Hearing with such modification(s) to the Stipulation as may be consented to by the Settling Parties and without further notice to Current MagnaChip Stockholders.

6. Within ten (10) business days after the date of this Order, MagnaChip shall cause (a) the Notice, in substantially the form annexed as Exhibit B to the Stipulation, to be filed with the United States Securities and Exchange Commission as an Exhibit to a Form 8-K and to be posted on the investor relations section of MagnaChip’s website; and (b) the Summary Notice, in substantially the form annexed as Exhibit C to the Stipulation, to be published once on PR Newswire.

7. The form and method of notice provided in the preceding paragraph is the best notice practicable, constitutes due and sufficient notice of the Settlement Hearing to all persons entitled to receive such a notice, and meets the requirements of California Code of Civil Procedure Section 382, the California and United States Constitutions, and other applicable law. Counsel for MagnaChip shall file with the Court an appropriate affidavit with respect to the preparation and publication of the Notice and Summary Notice no later than twenty-five (25) calendar days before the Settlement Hearing.

8. All proceedings in the Actions, except for those activities and proceedings relating to the Stipulation and the Settlement, are hereby stayed and suspended until further order of this Court.

[PROPOSED] ORDER GRANTING PRELIMINARY APPROVAL OF DERIVATIVE SETTLEMENT CASE NOS. 1-15-CV-278614 & 1-15-CV-281284	- 2 -

Pending final determination of whether the Settlement should be approved, Plaintiffs (except to the extent contemplated by the Settlement) and all Current MagnaChip Stockholders, and their respective Related Persons, are barred and enjoined from commencing, prosecuting, instigating, or in any way participating in the commencement or prosecution of any Released Claims, either directly, representatively, derivatively, or in any other capacity, against any Released Defendant Persons.

9. Plaintiffs shall serve and file their brief and supporting papers in support of the Settlement and the Fee and Expense Award application no later than twenty-one (21) calendar days before the Settlement Hearing.

10. Any Current MagnaChip Stockholder may object and/or appear and show cause, if he, she or it has any concern, why the Settlement of the Actions should not be approved as fair, reasonable, and adequate, why the Judgment should not be entered thereon, or why the Fee and Expense Award application should not be approved. If any Current MagnaChip Stockholder wants to submit any papers, briefs or other documents objecting to the Settlement, not later than fourteen (14) calendar days prior to the Settlement Hearing, the stockholder must file with the Clerk of the Court a written objection to the Settlement setting forth: (1) a written notice of objection with the stockholder’s name, address, and telephone number, along with a representation as to whether the stockholder intends to appear at the Settlement Hearing; (2) proof of ownership of MagnaChip common stock as of the date of this Order and through the date of the Settlement Hearing, including the number of shares of MagnaChip common stock and the date of purchase; (3) any documentation in support of such objection; and (4) the identities of any witnesses the stockholder intends to call at the Settlement Hearing and a statement of the subjects of their testimony.

11. If any Current MagnaChip Stockholder files a written objection, such stockholder must also simultaneously serve copies of such notice, proof, statement, and documentation, together with copes of any other papers or briefs such stockholder files with the Court (either by hand delivery or by first class mail) upon each of the following:

The Court

Clerk of the Court

Superior Court of California

County of Santa Clara

191 North First Street

San Jose, CA 95113

[PROPOSED] ORDER GRANTING PRELIMINARY APPROVAL OF DERIVATIVE SETTLEMENT CASE NOS. 1-15-CV-278614 & 1-15-CV-281284	- 3 -

Counsel for Plaintiffs Hemmingson and Vandegriff

KESSLER, TOPAZ, MELTZER & CHECK, LLP

Attn: Eric L. Zagar

280 King of Prussia Road

Radnor, PA 19087

Counsel for the Company and the Settling Defendants

PAUL, WEISS, RIFKIND, WHARTON & GARRISON LLP

Attn: Daniel J. Kramer, Jacqueline P. Rubin & Meredith A. Arfa

1285 Avenue of the Americas

New York, NY 10019-6064

JONES DAY

Attn: John C. Tang

555 California Street, 26th Floor

San Francisco, CA 94104

AKIN GUMP STRAUSS HAUER & FELD LLP

Attn: Douglass B. Maynard & Michael A. Asaro

One Bryant Park

Bank of America Tower

New York, NY 10036

KASOWITZ BENSON TORRES & FRIEDMAN LLP

Attn: Daniel J. Fetterman & Trevor J. Welch

1633 Broadway

New York, NY 10019

KOBRE & KIM LLP

Attn: Michael S. Kim & Kimberly Perrotta Cole

800 Third Avenue

New York, NY 10022

12. The Settling Parties have the right, but are not required to, submit a response to any objections to the Settlement not later than seven (7) calendar days prior to the Settlement Hearing.

13. Any Current MagnaChip Stockholder may object and/or appear and show cause, if he, she or it has any concern, why the Settlement of the Actions should not be approved as fair, reasonable, and adequate, why the Judgment should not be entered thereon, or why the Fee and

[PROPOSED] ORDER GRANTING PRELIMINARY APPROVAL OF DERIVATIVE SETTLEMENT CASE NOS. 1-15-CV-278614 & 1-15-CV-281284	- 4 -

Expense Award application should not be approved without filing a written objection by appearing in person at the Settlement Hearing and presenting proof of ownership of MagnaChip common stock through the date of the Settlement Hearing, including the number of shares of MagnaChip common stock and the date of purchase.

14. Any Current MagnaChip Stockholder who does not make his, her, or its objection in the manner and within the time prescribed above shall be deemed to have waived the right to object (including the right to appeal) and shall forever be barred, in this proceeding or in any other proceeding, from raising such objection(s), but shall otherwise be bound by the Judgment to be entered and the releases to be given.

15. If the Effective Date of the Stipulation does not occur, or if the Stipulation is canceled, terminated, or fails to become Final in accordance with its terms for any reason, the Settling Parties shall be restored to their respective positions in the Actions as of the date of the Stipulation (and the Settling Defendants will retain whatever jurisdictional challenges may have been available to them as of that date). In such event, all negotiations, proceedings, documents prepared and statements made in connection with the Stipulation (i) shall be without prejudice to the Settling Parties, (ii) shall not be deemed or construed to be an admission by any Settling Party of any act, matter, or proposition and (iii) shall not be used in any manner for any purpose in any subsequent proceeding in the Actions or in any other action or proceeding. In such event, the terms and provisions of the Stipulation shall have no further force and effect with respect to the Settling Parties and shall not be used in the Actions or in any other proceeding for any purpose, and any judgment or orders entered by the Court in accordance with the terms of the Stipulation shall be treated as vacated, nunc pro tunc. Notwithstanding the foregoing, in such event, the following provisions of the Stipulation shall expressly survive such event: ¶¶ 1.1-1.31, Plaintiffs’ Counsel’s obligation to refund or repay within ten (10) business days any amounts paid with respect to any Fee and Expense Award if, for any reason, including as a result of any appeal and/or further proceedings on remand, or successful collateral attack, the amount awarded is lowered, overturned or reduced under 5.2, 6.2, 6.3, 6.4, 8.2, 8.5, 8.6, 8.8, 8.9, 8.12 and 8.14.

[PROPOSED] ORDER GRANTING PRELIMINARY APPROVAL OF DERIVATIVE SETTLEMENT CASE NOS. 1-15-CV-278614 & 1-15-CV-281284	- 5 -

16. Any appeal or other proceeding pertaining to any order issued in respect of any Fee and Expense Award application by Plaintiffs’ Counsel shall not in any way delay or preclude the Judgment from becoming Final. In addition, no order concerning any application for attorneys’ fees and reimbursement of litigation expenses, or any modification or reversal on appeal of such order, shall constitute grounds for cancellation or termination of the Stipulation by any Settling Party.

17. The provisions contained in the Stipulation (including any exhibits attached thereto) shall not be deemed a presumption, concession, or admission by any Settling Party of any fault, liability, or wrongdoing, or lack of merit as to any facts or claims alleged or asserted in the Actions or in any other action or proceeding, and shall not be interpreted, construed, deemed, invoked, offered, or received into evidence or otherwise used by any person in the Actions or in any other action or proceeding, whether civil, criminal, or administrative, except in connection with any proceeding to enforce the terms of the Settlement. Notwithstanding the foregoing, in any action that may be brought against them, any of the Released Defendant Persons or Released Plaintiff Persons, may file the Stipulation, the Order and Final Judgment, or any judgment or order of the Court for the purpose of supporting any and all defenses or counterclaims based on principles of res judicata, collateral estoppel, full faith and credit, release, good faith settlement, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim.

18. The Court may, for good cause, extend any of the deadlines set forth in this Order without further notice to Current MagnaChip Stockholders.

IT IS SO ORDERED.

Dated:
THE HONORABLE PETER H. KIRWAN SANTA CLARA COUNTY SUPERIOR COURT

[PROPOSED] ORDER GRANTING PRELIMINARY APPROVAL OF DERIVATIVE SETTLEMENT CASE NOS. 1-15-CV-278614 & 1-15-CV-281284	- 6 -

EXHIBIT B

NOTICE OF HEARING AND PROPOSED

DERIVATIVE SETTLEMENT

KESSLER TOPAZ

MELTZER & CHECK, LLP

Eric L. Zagar (SBN 250519)

Robin Winchester

Kristen L. Ross

280 King of Prussia Road

Radnor, PA 19087

Telephone: (610) 667-7706

Facsimile: (267) 948-2512

ezagar@ktmc.com

rwinchester@ktmc.com

kross@ktmc.com

-and-

Eli R. Greenstein (SBN 217945)

One Sansome Street, Suite 1850

San Francisco, CA 94104

Phone: (415) 400-3000

Fax: (415) 400-3001

egreenstein@ktmc.com

Attorneys for Plaintiffs Curt Hemmingson and Vic Vandegriff

SUPERIOR COURT OF THE STATE OF CALIFORNIA

COUNTY OF SANTA CLARA

CURT HEMMINGSON and VIC VANDEGRIFF, Derivatively on Behalf of Nominal Defendant MAGNACHIP SEMICONDUCTOR CORPORATION,

Plaintiffs,

v.

MICHAEL ELKINS, TAE YOUNG HWANG, RANDAL KLEIN, ILBOK LEE, BRIAN MULHERN, R. DOUGLAS NORBY, SANG PARK, MARGARET SAKAI, NADER TAVAKOLI and AVENUE CAPITAL MANAGEMENT II, L.P.,

Defendants,

and

MAGNACHIP SEMICONDUCTOR CORPORATION,

Nominal Defendant.

CASE NO.: 1-15-cv-278614 NOTICE OF HEARING AND PROPOSED DERIVATIVE SETTLEMENT Judge: Hon. Peter H. Kirwan Dept.: 1 Date Action Filed: March 25, 2015

NOTICE OF HEARING AND PROPOSED DERIVATIVE SETTLEMENT

CASE NOS. 1-15- CV -278614 & 1-15-CV-281284

STEPHEN BUSHANSKY, Derivatively on Behalf of Nominal Defendant MAGNACHIP SEMICONDUCTOR CORPORATION,

Plaintiff,

v.

R. DOUGLAS NORBY; MICHAEL ELKINS; RANDAL KLEIN; BRIAN MULHERN; NADER TAVAKOLI; ILBOK LEE; SANG PARK; MARGARET SAKAI, AVENUE CAPITAL GROUP; and DOES 1-25, inclusive,

Defendants,

and

MAGNACHIP SEMICONDUCTOR CORPORATION,

Nominal Defendant.

CASE NO.: 1-15-cv-281284 Judge: Hon. Peter H. Kirwan Dept.: 1 Date Action Filed: June 1, 2015

NOTICE OF HEARING AND PROPOSED DERIVATIVE SETTLEMENT

CASE NOS. 1-15- CV -278614 & 1-15-CV-281284

TO: ALL HOLDERS OF MAGNACHIP SEMICONDUCTOR CORPORATION (“MAGNACHIP” OR THE “COMPANY”) COMMON STOCK AS OF [DATE OF PRELIMINARY APPROVAL ORDER], 2016, EXCLUDING THE INDIVIDUAL DEFENDANTS, THE AVENUE CAPITAL DEFENDANTS, AND EACH OF THEIR RELATED PERSONS (“CURRENT MAGNACHIP STOCKHOLDERS”). IF YOU HOLD MAGNACHIP COMMON STOCK FOR THE BENEFIT OF ANOTHER PERSON, PLEASE TRANSMIT THIS DOCUMENT TO SUCH BENEFICIAL OWNER. PLEASE NOTE THAT THESE ACTIONS ARE NOT “CLASS ACTIONS” AND NO INDIVIDUAL CURRENT MAGNACHIP STOCKHOLDER HAS THE RIGHT TO BE COMPENSATED AS A RESULT OF THIS SETTLEMENT.

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. YOUR RIGHTS MAY BE AFFECTED. THIS NOTICE IS NOT AN EXPRESSION OF ANY OPINION BY THE COURT AS TO THE MERITS OF ANY CLAIMS OR DEFENSES IN THE ABOVE-CAPTIONED LAWSUITS. THE STATEMENTS IN THIS NOTICE ARE NOT FINDINGS OF THE COURT.

YOU ARE HEREBY NOTIFIED, pursuant to an Order of the Superior Court of the State of California for the County of Santa Clara (the “Court”), that a proposed settlement has been reached as to claims asserted in two stockholder derivative actions pending before the Court, captioned Hemmingson, et al. v. Elkins, et al., No. 1-15-CV-278614 (the “Hemmingson Action”) and Bushansky v. Norby, et al., No. 1-15-CV-281284 (the “Bushansky Action,” and together with the Hemmingson Action, the “Actions”). The terms of the proposed settlement are summarized in this Notice and fully set forth in the Stipulation of Settlement dated January 22, 2016 (the “Stipulation”).1

The Settlement will fully resolve the Actions upon entry of an Order and Final Judgment by the Court and forever release, relinquish, and discharge the Released Claims against the Released

[1]

Except as otherwise expressly provided herein, all capitalized terms contained herein shall have the same meanings as set forth in the Stipulation. The Court adopts and incorporates the definitions in the Stipulation.

NOTICE OF HEARING AND PROPOSED DERIVATIVE SETTLEMENT CASE NOS. 1-15- CV -278614 & 1-15-CV-281284	- 1 -

Defendant Persons and any and all claims (including Unknown Claims) arising out of, relating to, or in connection with, the defense, settlement or resolution of the Actions against the Released Defendant Persons. The Order and Final Judgment will also fully, finally, and forever release, relinquish and discharge Plaintiffs and Plaintiffs’ Counsel from all claims arising out of, relating to, or in connection with, the institution, prosecution, assertion, settlement or resolution of the Actions or the Released Claims (including Unknown Claims). For a more detailed statement of the matters involved in the Actions, the Settlement and the terms discussed in this Notice, the Stipulation may be inspected at the Office of the Clerk, Superior Court of the State of California for the County of Santa Clara, 191 North First Street, San Jose, California 95113-1090, during regular business hours of each business day. In addition, the Stipulation and this Notice are both publicly available for viewing through the Company’s website at www.magnachip.com.

The Settlement will result in MagnaChip’s directors’ and officers’ liability insurance carriers making a cash payment of three million dollars ($3,000,000.00) into an interest-bearing escrow account established for the purpose of satisfying the Settling Defendants’ and MagnaChip’s obligations. In addition, the Settlement will result in MagnaChip implementing and/or maintaining for a period of three (3) years certain corporate governance changes.

I.	BACKGROUND OF THE ACTIONS AND PROCEDURAL HISTORY

MagnaChip is a Delaware corporation with its principal executive offices in Luxembourg and additional executive offices in Cupertino, California. The Company’s business operations are based primarily in South Korea. On March 25, 2015, plaintiffs Hemmingson and Vandegriff filed their Verified Stockholder Derivative Complaint (the “Hemmingson Complaint”) in the Superior Court of California, Santa Clara County. The Hemmingson Complaint alleges various causes of action, including: (1) breach of fiduciary duty against defendants Michael Elkins, Tae Young Hwang, Randal Klein, Ilbok Lee, Brian Mulhern, R. Douglas Norby, Sang Park, Margaret Sakai and Nader Tavakoli (collectively, the “Individual Defendants”) in connection with their alleged failure to ensure that the Company implemented and maintained adequate internal controls over its accounting and financial reporting functions and alleged knowing dissemination of false and misleading statements concerning the Company’s financial results and internal controls; (2) breach

NOTICE OF HEARING AND PROPOSED DERIVATIVE SETTLEMENT CASE NOS. 1-15- CV -278614 & 1-15-CV-281284	- 2 -

of fiduciary duty against defendants Avenue Capital Management II, L.P. (“Avenue Capital Management”), Elkins, Klein and Mulhern for alleged insider trading; and (3) unjust enrichment against Avenue Capital Management in connection with the improper gains it received as a result of the alleged insider trading.

Following the filing of the Hemmingson Complaint, counsel for plaintiffs Hemmingson and Vandegriff and certain of the Defendants began negotiations regarding service of the Hemmingson Complaint and scheduling. On May 12, 2015, plaintiffs Hemmingson and Vandegriff, defendants Elkins, Klein, Lee, Mulhern, Norby, Sakai, Tavakoli and Avenue Capital Management and nominal defendant MagnaChip, (the “Stipulating Defendants”) entered into a stipulation and proposed order providing that: (1) counsel for the Stipulating Defendants agreed to accept service on behalf of their respective clients; (2) the Hemmingson Action would be stayed pending resolution of two related securities class actions2; (3) notwithstanding the stay, plaintiffs Hemmingson and Vandegriff could pursue service efforts on defendants Park and Hwang, both of whom reside in South Korea and had resigned from their positions with the Company; (4) the Stipulating Defendants would provide plaintiffs Hemmingson and Vandegriff with all discovery produced in the Class Action; and (5) plaintiffs Hemmingson and Vandegriff would attend and participate in any mediation of the Class Action. This Court entered the proposed order on May 13, 2015 (the “Stay Order”). Thereafter plaintiffs Hemmingson and Vandegriff continued their efforts to locate defendants Park and Hwang while monitoring developments in the Class Action.

On June 1, 2015, plaintiff Bushansky filed a similar stockholder derivative complaint (the “Bushansky Complaint”) on behalf of MagnaChip in this Court against Avenue Capital Group (“Avenue Capital Group,” and together with Avenue Capital Management, the “Avenue Capital Defendants”) and all of the Individual Defendants except defendant Hwang. On August 27, 2015, plaintiff Bushansky and certain of the defendants in the Bushansky Action entered a proposed order to stay the Bushansky Action pending resolution of the motion to dismiss filed in the Class Action, which was entered by the Court on September 1, 2015.

[2]	Thomas et al. v. MagnaChip Semiconductor Corp. et al., Case No. 3:14-cv-01160-JST (N.D. Cal.) and Oklahoma Police Pension & Retirement System v. MagnaChip Semiconductor Corporation, Case No. 3:15-cv-01797-JST (N.D. Cal.). These actions were subsequently consolidated into the first-filed action (as consolidated, the “Class Action”).

NOTICE OF HEARING AND PROPOSED DERIVATIVE SETTLEMENT CASE NOS. 1-15- CV -278614 & 1-15-CV-281284	- 3 -

Beginning in September 2015, MagnaChip, certain other defendants in the Class Action, and the plaintiffs in the Class Action engaged in settlement discussions and participated in mediation efforts conducted by former United States District Court Judge Layn R. Phillips (Ret.) (“Judge Phillips”). These efforts included two formal mediation sessions. Pursuant to the Stay Order, plaintiffs Hemmingson and Vandegriff were invited to, and did, attend and participate in both mediation sessions.

On December 10, 2015, a settlement in principle was reached in the Class Action among certain of the parties to the Class Action, including MagnaChip and certain of the Settling Defendants.

After December 10, 2015, MagnaChip and plaintiffs Hemmingson and Vandegriff continued their negotiations concerning a potential resolution of the Hemmingson Action with the assistance of Judge Phillips, including participating in numerous telephonic meetings and discussions and exchanging multiple drafts of a proposed settlement term sheet. On January 6, 2016, Judge Phillips made a mediator’s proposal to settle the Action, which was accepted. Plaintiffs Hemmingson and Vandegriff and MagnaChip executed a term sheet dated as of January 7, 2016 (the “Term Sheet”), memorializing their agreement in principle. Plaintiffs Hemmingson, Vandegriff and Bushansky, MagnaChip and the Settling Defendants executed the Stipulation on January 22, 2016.

II.	PLAINTIFFS’ CLAIMS AND BENEFITS OF THE SETTLEMENT

Plaintiffs believe that the claims they have asserted in the Actions have merit. Nonetheless, Plaintiffs recognize and acknowledge the expense and length of continued proceedings necessary to prosecute the Actions against Defendants through trial and appeals. Plaintiffs and their counsel have also taken into account the uncertain outcome and the risk of any litigation, especially in complex actions such as these Actions, as well as the difficulties and delays inherent in such litigation. Plaintiffs and their counsel are also mindful of the inherent problems of proof and possible defenses to the claims Plaintiffs have asserted in the Actions. Based on their evaluation,

NOTICE OF HEARING AND PROPOSED DERIVATIVE SETTLEMENT CASE NOS. 1-15- CV -278614 & 1-15-CV-281284	- 4 -

Plaintiffs and their counsel have determined that the Settlement set forth in this Stipulation confers substantial benefits upon MagnaChip and all Current MagnaChip Stockholders. Moreover, the agreement-in-principle embodied in the Stipulation was only reached after vigorous arm’s-length negotiations between the Settling Parties, who are all represented by counsel with extensive experience and expertise in shareholder derivative litigation. During the negotiations, all Settling Parties had a clear view of the strengths and weaknesses of their respective claims and defenses. Plaintiffs and their counsel base their conclusion upon, among other things, their extensive investigation during the development, prosecution and settlement of the Actions, which included, inter alia: (i) inspecting, reviewing and analyzing the Company’s filings with the United States Securities and Exchange Commission (“SEC”) and other public statements; (ii) researching corporate governance issues; (iii) researching the law applicable to the claims asserted in the Actions and the potential defenses thereto; and (iv) reviewing and analyzing over 4,000 pages of non-public documents produced by MagnaChip. Plaintiffs believe that the Settlement is fair, reasonable and adequate and is in the best interests of MagnaChip and all Current MagnaChip Stockholders.

III.	THE SETTLING DEFENDANTS’ DENIALS OF WRONGDOING AND LIABILITY

The Settling Defendants have denied, and continue to deny, each and all of the claims and contentions alleged by Plaintiffs in the Actions. Nonetheless, the Settling Defendants have also taken into account the uncertainty and risks inherent in any litigation, especially in complex cases like these Actions. The Settling Defendants and MagnaChip have therefore determined that it is desirable that the Actions be fully and finally settled in the manner and upon the terms and conditions set forth in this Stipulation. The Settling Defendants and MagnaChip believe that the Settlement is fair, reasonable and adequate and in the best interests of MagnaChip and all Current MagnaChip Stockholders.

IV.	THE SETTLEMENT HEARING

The Settlement Hearing will be held before the Honorable Peter H. Kirwan on             , 2016 at                      in Department 1 of the Court, located at 191 North First Street, San Jose, California 95113-1090, to: (i) determine whether the Settlement of the Actions on the terms and

NOTICE OF HEARING AND PROPOSED DERIVATIVE SETTLEMENT CASE NOS. 1-15- CV -278614 & 1-15-CV-281284	- 5 -

conditions provided for in the Stipulation is fair, reasonable and adequate, and should be finally approved by the Court; (ii) determine whether an Order and Final Judgment should be entered pursuant to the Stipulation dismissing the Hemmingson Action and the Bushansky Action with prejudice; (iii) consider Plaintiffs’ Counsel’s application for an award of attorneys’ fees and expenses; and (iv) rule on such other matters as the Court may deem appropriate. The Settlement Hearing may be continued by the Court at the Settlement Hearing or at any adjourned session thereof without further notice.

V.	THE SETTLEMENT

The terms and conditions of the Settlement are set forth in the Stipulation described above and can be viewed in their entirety on the Company’s website at www.magnachip.com. The following is only a summary of its terms.

The Settling Parties have conducted arm’s-length negotiations over an extended period of time and have reached an agreement in good faith to settle the Actions with the assistance of Judge Phillips, a former federal district judge and highly respected mediator with extensive experience in the mediation of complex stockholder derivative actions such as these Actions.

In full and complete settlement of the claims asserted in the Actions, MagnaChip’s directors’ and officers’ liability insurance carriers have paid, or will have paid, three million dollars ($3,000,000) (the “Settlement Amount”) into an interest-bearing escrow account established for the purpose of satisfying the Settling Defendants’ and MagnaChip’s obligations within ten (10) business days after entry of the Preliminary Approval Order. Once the Effective Date has occurred, the Settlement Amount shall be remitted to MagnaChip, less (i) any applicable taxes and other costs of maintaining the escrow account, (ii) any amount for an award of attorneys’ fees and litigation expenses as are awarded to Plaintiffs’ Counsel by the Court, and (iii) the costs of disseminating the Notice and Summary Notice to all Current MagnaChip Stockholders. In addition, MagnaChip has agreed to implement and/or maintain for a period of three (3) years certain corporate governance changes. The corporate governance changes are set forth fully in ¶ 2.2 of the Stipulation, which is available for viewing on the Company’s website at www.magnachip.com.

NOTICE OF HEARING AND PROPOSED DERIVATIVE SETTLEMENT CASE NOS. 1-15- CV -278614 & 1-15-CV-281284	- 6 -

VI.	RELEASES AND DISMISSAL

In connection with the Court’s approval of the Settlement, Plaintiffs seek a dismissal with prejudice of all claims asserted by Plaintiffs on behalf of MagnaChip against the Defendants.

Upon the Effective Date, MagnaChip, Plaintiffs, all Current MagnaChip Stockholders in their capacity as MagnaChip stockholders, on behalf of themselves and any other Person who could assert any of the Released Claims on their behalf, and all other Released Plaintiff Persons will release and forever discharge the Released Defendant Persons from the Released Claims. For the avoidance of doubt, expressly excluded from this release are (i) all claims asserted in the Class Action, (ii) all claims brought or that might be brought against MagnaChip, the Individual Defendants, or the Avenue Capital Defendants by the SEC; and (iii) all claims relating to the enforcement of the Settlement. In addition, nothing set forth herein shall constitute a release by any Released Defendant Person of any insurer, reinsurer, or any other entity contracted or otherwise obligated to provide insurance or indemnification to any of the Released Defendant Persons of any claim arising out of the rights, remedies, duties or obligations provided for in any insurance policy or agreement, but the Effective Date shall not be contingent upon resolution of such claim. Nothing set forth herein shall constitute a release by or among MagnaChip and the other Released Defendant Persons of the rights and obligations relating to indemnification or advancement of defense costs arising from MagnaChip’s or any of its subsidiaries’, divisions’, or related or affiliated entities’ certificates of incorporation, bylaws, operating agreements, or other formation documents, or any indemnification agreement or similar agreement.

Upon the Effective Date, each of the Released Defendant Persons will release and forever discharge the Released Plaintiff Persons from the Released Claims. For the avoidance of doubt, expressly excluded from this release are all claims relating to the enforcement of the Settlement.

“Released Claims” means, with respect to the Released Defendant Persons, any and all claims, rights, demands, obligations, damages, actions or causes of action, or liabilities whatsoever, of every nature and description, including both known and Unknown Claims, whether arising under federal, state, common or foreign law or regulation, that have been or could have been asserted, in the Actions or in any other court, tribunal, or proceeding by Plaintiffs or any other Current

NOTICE OF HEARING AND PROPOSED DERIVATIVE SETTLEMENT CASE NOS. 1-15- CV -278614 & 1-15-CV-281284	- 7 -

MagnaChip Stockholder derivatively on behalf of MagnaChip, or by MagnaChip directly against any of the Released Defendant Persons, which, now or hereafter, are based upon, arise out of, relate in any way to, or involve, directly or indirectly, any of the actions, transactions, occurrences, facts, statements, or omissions that were alleged or asserted in the Actions, except that expressly excluded from this release are (i) all claims asserted in the Class Action; (ii) all claims brought or that might be brought against MagnaChip, the Individual Defendants, or the Avenue Capital Defendants by the SEC, and (iii) all claims relating to the enforcement of the Settlement. In addition, nothing set forth herein shall constitute a release by any Released Defendant Person of any insurer, reinsurer, or any other entity contracted or otherwise obligated to provide insurance or indemnification to any of the Released Defendant Persons of any claim arising out of the rights, remedies, duties or obligations provided for in any insurance policy or agreement, but the Effective Date shall not be contingent upon resolution of such claim. Nothing set forth herein shall constitute a release by or among MagnaChip and the other Released Defendant Persons of the rights and obligations relating to indemnification or advancement of defense costs arising from MagnaChip’s or any of its subsidiaries’, divisions’, or related or affiliated entities’ certificates of incorporation, bylaws, operating agreements, or other formation documents, or any indemnification agreement or similar agreement. “Released Claims” means, with respect to the Released Plaintiff Persons, all claims (including Unknown Claims) arising out of, relating to, or in connection with, the institution, prosecution, assertion, settlement or resolution of the Actions or the Released Claims with respect to the Released Defendant Persons, except that expressly excluded from this release are all claims relating to the enforcement of the Settlement.

“Released Defendant Persons” means MagnaChip, the Individual Defendants and the Avenue Capital Defendants and each of their Related Persons.

“Released Plaintiff Persons” means MagnaChip, Plaintiffs and Plaintiffs’ Counsel and each of their Related Persons.

“Related Persons” means each of a Person’s past or present agents, officers, directors, employees, affiliates, attorneys, advisors, underwriters, insurers (and insurers’ respective past and present officers, directors, employees, agents, affiliates, parents, subsidiaries, divisions, funds,

NOTICE OF HEARING AND PROPOSED DERIVATIVE SETTLEMENT CASE NOS. 1-15- CV -278614 & 1-15-CV-281284	- 8 -

attorneys, advisors, insurers, co-insurers, re-insurers, heirs, executors, personal representatives, estates, administrators, trusts, predecessors, successors, and assigns), co-insurers, reinsurers, spouses, immediate family members, heirs, executors, personal representatives, estates, administrators, trusts, predecessors, successors, and assigns, each other individual or entity in which a Person has a controlling interest, and each and all of their respective past and present officers, directors, employees, agents, affiliates, parents, subsidiaries, divisions, funds, attorneys, accountants, auditors, advisors, underwriters, insurers, co-insurers, re-insurers, heirs, executors, personal representatives, estates, administrators, trusts, predecessors, successors, and assigns.

“Unknown Claims” means any claims which a Person does not know or suspect to exist in his, her, or its favor at the time of the release, including claims which, if known by him, her, or it, might have affected his, her, or its settlement and release, or might have affected his, her, or its decision not to object to this Settlement. With respect to any and all Released Claims, the Settling Parties stipulate and agree that, upon the Effective Date, the Settling Parties shall expressly waive, and all Current MagnaChip Stockholders by operation of the Judgment shall have expressly waived, the provisions, rights, and benefits of California Civil Code section 1542, or any other law of the United States or any state or territory of the United States, or principle of common law that is similar, comparable or equivalent to section 1542, which provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

The Settling Parties acknowledge that they may hereafter discover facts in addition to or different from those now known or believed to be true by them, with respect to the subject matter of the Released Claims, but, it is the intention of the Settling Parties to completely, fully, finally and forever compromise, settle, release, discharge and extinguish any and all of the Released Claims, known or unknown, suspected or unsuspected, contingent or absolute, accrued or unaccrued, apparent or unapparent, which now exist, or heretofore existed, or may hereafter exist, and without regard to the subsequent discovery of additional or different facts. The Settling Parties

NOTICE OF HEARING AND PROPOSED DERIVATIVE SETTLEMENT CASE NOS. 1-15- CV -278614 & 1-15-CV-281284	- 9 -

acknowledge, and all other Current MagnaChip Stockholders in their capacity as MagnaChip stockholders, on behalf of themselves and any other person who could assert any of the Released Claims on their behalf shall be deemed by operation of the Judgment to have acknowledged, that the foregoing waiver was separately bargained for and is a key element of the Stipulation of which this release is a part.

The Court has not made (and will not make) any determination as to the merits of any claims or defenses in the Actions. This Notice does not imply that any Released Defendant Person would be found liable or that relief would be awarded if the Actions were not being settled. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation.

VII.	PLAINTIFFS’ COUNSEL’S FEES AND EXPENSES

Plaintiffs’ Counsel intends to make an application to the Court for attorneys’ fees and reimbursement of expenses (the “Fee and Expense Award”), in the aggregate, of not more than $750,000, and the Settling Defendants and MagnaChip will not oppose or object to such an application. This agreement was reached only after the Settling Parties had agreed upon the Settlement Amount and the Corporate Governance Changes. Any Fee and Expense Award granted by the Court shall be paid from the escrow account, as referenced in ¶ 2.1 of the Stipulation, out of the Settlement Amount and shall constitute final and complete payment for Plaintiffs’ Counsel’s attorneys’ fees and expenses that have been incurred or will be incurred in connection with the filing and prosecution of the Actions and the resolution of the claims alleged therein. The Released Defendant Persons shall have no obligation to make any payment other than as provided in the Stipulation to Plaintiffs’ Counsel. Any appeal or other proceeding pertaining to any order issued in respect of any Fee and Expense Award application by Plaintiffs’ Counsel shall not in any way delay or preclude the Judgment from becoming Final. In addition, no order concerning any application for attorneys’ fees and reimbursement of litigation expenses, or any modification or reversal on appeal of such order, shall constitute grounds for cancellation or termination of this Stipulation by any Settling Party.

NOTICE OF HEARING AND PROPOSED DERIVATIVE SETTLEMENT CASE NOS. 1-15- CV -278614 & 1-15-CV-281284	- 10 -

VIII.	THE RIGHT TO OBJECT AND/OR BE HEARD AT THE HEARING

At the Settlement Hearing, the Court will consider whether to grant final approval to the Settlement and the Fee and Expense Award. Any Current MagnaChip Stockholder has the right, but is not required to appear in person or through counsel at the Settlement Hearing to object to the terms of the proposed Settlement or otherwise present evidence or argument that may be proper and relevant. If you want to submit any papers, briefs or other documents objecting to the Settlement, not later than fourteen (14) calendar days prior to the Settlement Hearing, you must file with the Court:

(i) a written notice of objection with your name, address, and telephone number, along with a representation as to whether you intend to appear at the Settlement Hearing;

(ii) competent evidence that you held shares of MagnaChip common stock as of January     , 2016, and that you continue to hold shares of MagnaChip common stock as of the date of the Settlement Hearing;

(iii) a statement of your objections to any matters before the Court, the grounds therefor or the reasons for your desiring to appear and be heard, as well as all documents or writings you desire the Court to consider; and

(iv) the identities of any witness you plan on calling at the Settlement Hearing, along with a summary description of their likely testimony.

In addition, on or before the date of such filing, you must also serve the same documents via first class mail or overnight delivery upon each of the following:

The Court

Clerk of the Court

Superior Court of California

County of Santa Clara

191 North First Street

San Jose, CA 95113

Counsel for Plaintiffs Hemmingson and Vandegriff

KESSLER, TOPAZ, MELTZER & CHECK, LLP

Attn: Eric L. Zagar

280 King of Prussia Road

Radnor, PA 19087

NOTICE OF HEARING AND PROPOSED DERIVATIVE SETTLEMENT CASE NOS. 1-15- CV -278614 & 1-15-CV-281284	- 11 -

Counsel for the Company and the Settling Defendants

PAUL, WEISS, RIFKIND, WHARTON & GARRISON LLP

Attn: Daniel J. Kramer, Jacqueline P. Rubin & Meredith A. Arfa

1285 Avenue of the Americas

New York, NY 10019-6064

JONES DAY LLP

Attn: John C. Tang

555 California Street, 26th Floor

San Francisco, CA 94104

AKIN GUMP STRAUSS HAUER & FELD LLP

Attn: Douglass B. Maynard & Michael A. Asaro

One Bryant Park

Bank of America Tower

New York, NY 10036

KASOWITZ BENSON TORRES & FRIEDMAN LLP

Attn: Daniel J. Fetterman & Trevor J. Welch

1633 Broadway

New York, NY 10019

KOBRE & KIM LLP

Attn: Michael S. Kim & Kimberly Perrotta Cole

800 Third Avenue New York, NY 10022

The Settling Parties shall have the right, but are not required to, submit a response to any objections to the Settlement not later than seven (7) calendar days prior to the Settlement Hearing.

If you do not want to submit any papers, briefs or other documents objecting to the Settlement, you may nevertheless object to the Settlement by appearing in person at the Settlement Hearing and providing competent evidence that you held shares of MagnaChip common stock as of January     , 2016, and that you continue to hold shares of MagnaChip common stock as of the date of the Settlement Hearing.

If you fail to object in the manner prescribed above you shall be deemed to have waived your right to object (including the right to appeal) and shall forever be barred, in this proceeding or in any other proceeding, from raising such objection(s).

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IX.	CONDITIONS OF SETTLEMENT

The Settlement is conditioned upon the occurrence of certain events described in the Stipulation. Those events include the occurrence of the Effective Date. The Effective Date means the first day by which all of the following events and conditions have been met and have occurred:

(a) The Court has entered the Preliminary Approval Order;

(b) The Court has approved the Settlement as described in the Stipulation following notice to all Current MagnaChip Stockholders;

(c) The Court has entered the Judgment, substantially in the form of Exhibit D to the Stipulation, dismissing the Actions with prejudice;

(d) The Actions have been dismissed with prejudice;

(e) The Order and Final Judgment has become Final; and

(f) The payment of the Settlement Amount.

X.	EXAMINATION OF PAPERS AND INQUIRES

This notice contains only a summary of the terms of the Settlement. For a more detailed statement of the matters involved in the Actions, there is additional information concerning the Settlement available in the Stipulation, which may be inspected at the Office of the Clerk, Superior Court of the State of California for the County of Santa Clara, 191 North First Street, San Jose, California 95113-1090, during regular business hours of each business day.

Clerk of the Court

Superior Court of California

County of Santa Clara

191 North First Street

San Jose, CA 95113-1090

Telephone: (408) 882-2100

PLEASE DO NOT TELEPHONE THE COURT OR MAGNACHIP

REGARDING THIS NOTICE

NOTICE OF HEARING AND PROPOSED DERIVATIVE SETTLEMENT CASE NOS. 1-15- CV -278614 & 1-15-CV-281284	- 13 -

EXHIBIT C

SUMMARY NOTICE OF HEARING

AND PROPOSED DERIVATIVE SETTLEMENT

KESSLER TOPAZ

MELTZER & CHECK, LLP

Eric L. Zagar (SBN 250519)

Robin Winchester

Kristen L. Ross

280 King of Prussia Road

Radnor, PA 19087

Telephone: (610) 667-7706

Facsimile: (267) 948-2512

ezagar@ktmc.com

rwinchester@ktmc.com

kross@ktmc.com

-and-

Eli R. Greenstein (SBN 217945)

One Sansome Street, Suite 1850

San Francisco, CA 94104

Phone: (415) 400-3000

Fax: (415) 400-3001

egreenstein@ktmc.com

Attorneys for Plaintiffs Curt Hemmingson and Vic Vandegriff

SUPERIOR COURT OF THE STATE OF CALIFORNIA

COUNTY OF SANTA CLARA

CURT HEMMINGSON and VIC VANDEGRIFF, Derivatively on Behalf of Nominal Defendant MAGNACHIP SEMICONDUCTOR CORPORATION,

Plaintiffs,

v.

MICHAEL ELKINS, TAE YOUNG HWANG, RANDAL KLEIN, ILBOK LEE, BRIAN MULHERN, R. DOUGLAS NORBY, SANG PARK, MARGARET SAKAI, NADER TAVAKOLI and AVENUE CAPITAL MANAGEMENT II, L.P.,

Defendants,

and

MAGNACHIP SEMICONDUCTOR CORPORATION,

Nominal Defendant.

CASE NO.: 1-15-cv-278614 SUMMARY NOTICE OF HEARING AND PROPOSED DERIVATIVE SETTLEMENT Judge: Hon. Peter H. Kirwan Dept.: 1 Date Action Filed: March 25, 2015

SUMMARY NOTICE OF HEARING AND PROPOSED DERIVATIVE SETTLEMENT

CASE NO. 1-15-cv-278614

STEPHEN BUSHANSKY, Derivatively on Behalf of Nominal Defendant MAGNACHIP SEMICONDUCTOR CORPORATION,

Plaintiff,

v.

R. DOUGLAS NORBY; MICHAEL ELKINS; RANDAL KLEIN; BRIAN MULHERN; NADER TAVAKOLI; ILBOK LEE; SANG PARK; MARGARET SAKAI, AVENUE CAPITAL GROUP; and DOES 1-25, inclusive,

Defendants,

and

MAGNACHIP SEMICONDUCTOR CORPORATION,

Nominal Defendant.

CASE NO.: 1-15-cv-281284 Judge: Hon. Peter H. Kirwan Dept.: 1 Date Action Filed: June 1, 2015

SUMMARY NOTICE OF HEARING AND PROPOSED DERIVATIVE SETTLEMENT

CASE NOS. 1-15-cv-278614 & 1-15-cv-281284

TO: ALL HOLDERS OF MAGNACHIP SEMICONDUCTOR CORPORATION (“MAGNACHIP” OR THE “COMPANY”) COMMON STOCK AS OF [DATE OF PRELIMINARY APPROVAL ORDER], 2016, EXCLUDING THE INDIVIDUAL DEFENDANTS, THE AVENUE CAPITAL DEFENDANTS, AND EACH OF THEIR RELATED PERSONS (“CURRENT MAGNACHIP STOCKHOLDERS”). IF YOU HOLD MAGNACHIP COMMON STOCK FOR THE BENEFIT OF ANOTHER PERSON, PLEASE TRANSMIT THIS DOCUMENT TO SUCH BENEFICIAL OWNER. PLEASE NOTE THAT THESE ACTIONS ARE NOT “CLASS ACTIONS” AND NO INDIVIDUAL CURRENT MAGNACHIP STOCKHOLDER HAS THE RIGHT TO BE COMPENSATED AS A RESULT OF THIS SETTLEMENT.

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. YOUR RIGHTS MAY BE AFFECTED. THIS NOTICE IS NOT AN EXPRESSION OF ANY OPINION BY THE COURT AS TO THE MERITS OF ANY CLAIMS OR DEFENSES IN THE ABOVE-CAPTIONED LAWSUITS. THE STATEMENTS IN THIS NOTICE ARE NOT FINDINGS OF THE COURT.

YOU ARE HEREBY NOTIFIED that certain of the parties to the above-captioned actions (the “Actions”) have entered into a Stipulation of Settlement (the “Stipulation”) setting forth terms upon which the issues raised in the Actions will be fully and finally resolved (the “Settlement”).

The Settlement will result in MagnaChip’s directors’ and officers’ liability insurance carriers making a cash payment of three million dollars ($3,000,000.00) into an interest-bearing escrow account established for the purpose of satisfying the Settling Defendants’ and MagnaChip’s obligations. In addition, the Settlement will result in MagnaChip implementing and/or maintaining for a period of three (3) years certain corporate governance changes. The Settling Defendants have denied, and continue to deny, each and all of the claims and contentions alleged by Plaintiffs in the Actions.

For a more detailed statement of the matters involved in the Action and the Settlement, the Stipulation may be inspected at the Clerk of the Court, Superior Court of California, County of

SUMMARY NOTICE OF HEARING AND PROPOSED DERIVATIVE SETTLEMENT CASE NOS. 1-15-cv-278614 & 1-15-cv-281284	- 1 -

Santa Clara, 191 North First Street, San Jose, CA 95113-1090, during regular business hours of each business day. In addition, the Stipulation is publicly available for viewing through the Company’s website at www.magnachip.com.

PLEASE BE FURTHER ADVISED that pursuant to an Order of the Superior Court for the State of California, County of Santa Clara (the “Court”), a hearing (the “Settlement Hearing”) will be held before the Honorable Peter H. Kirwan on             , 2016 at                      in Department 1 of the Court, located at 191 North First Street, San Jose, California 95113-1090, to: (i) determine whether the Settlement of the Actions on the terms and conditions provided for in the Stipulation is fair, reasonable and adequate, and should be finally approved by the Court; (ii) determine whether an Order and Final Judgment dismissing the Actions with prejudice should be entered pursuant to the Stipulation; (iii) consider Plaintiffs’ Counsel’s application for an award of attorneys’ fees and expenses (“Fee and Expense Award”); and (iv) rule on such other matters as the Court may deem appropriate.

At the Settlement Hearing, the Court will consider whether to grant final approval to the Settlement and the Fee and Expense Award. If any Current MagnaChip Stockholder wants to submit any papers, briefs or other documents objecting to the Settlement, not later than fourteen (14) calendar days prior to the Settlement Hearing, you must file with the Court:

(i) a written notice of objection with your name, address, and telephone number, along with a representation as to whether you intend to appear at the Settlement Hearing;

(ii) competent evidence that you held shares of MagnaChip common stock as of January     , 2016, and that you continue to hold shares of MagnaChip common stock as of the date of the Settlement Hearing;

(iii) a statement of your objections to any matters before the Court, the grounds therefor or the reasons for your desiring to appear and be heard, as well as all documents or writings you desire the Court to consider; and

(iv) the identities of any witness you plan on calling at the Settlement Hearing, along with a summary description of their likely testimony.

SUMMARY NOTICE OF HEARING AND PROPOSED DERIVATIVE SETTLEMENT CASE NOS. 1-15-cv-278614 & 1-15-cv-281284	- 2 -

In addition, on or before the date of such filing, you must also serve the same documents via first class mail or overnight delivery upon each of the following:

The Court

Clerk of the Court

Superior Court of California

County of Santa Clara

191 North First Street

San Jose, CA 95113

Counsel for Plaintiffs Hemmingson and Vandegriff

KESSLER, TOPAZ, MELTZER & CHECK, LLP

Attn: Eric L. Zagar

280 King of Prussia Road

Radnor, PA 19087

Counsel for the Company and the Settling Defendants

PAUL, WEISS, RIFKIND, WHARTON & GARRISON LLP

Attn: Daniel J. Kramer, Jacqueline P. Rubin & Meredith A. Arfa

1285 Avenue of the Americas

New York, NY 10019-6064

JONES DAY

Attn: John C. Tang

555 California Street, 26th Floor

San Francisco, CA 94104

AKIN GUMP STRAUSS HAUER & FELD LLP

Attn: Douglass B. Maynard & Michael A. Asaro

One Bryant Park

Bank of America Tower

New York, NY 10036

KASOWITZ BENSON TORRES & FRIEDMAN LLP

Attn: Daniel J. Fetterman & Trevor J. Welch

1633 Broadway

New York, NY 10019

KOBRE & KIM LLP

Attn: Michael S. Kim & Kimberly Perrotta Cole

800 Third Avenue

New York, NY 10022

The Settling Parties shall have the right, but are not required to, submit a response to any objections to the Settlement not later than seven (7) calendar days prior to the Settlement Hearing.

SUMMARY NOTICE OF HEARING AND PROPOSED DERIVATIVE SETTLEMENT CASE NOS. 1-15-cv-278614 & 1-15-cv-281284	- 3 -

If you do not want to submit any papers, briefs or other documents objecting to the Settlement, you may nevertheless object to the Settlement by appearing in person at the Settlement Hearing and providing competent evidence that you held shares of MagnaChip common stock as of January     , 2016, and that you continue to hold shares of MagnaChip common stock as of the date of the Settlement Hearing.

If you fail to object in the manner prescribed above you shall be deemed to have waived your right to object (including the right to appeal) and shall forever be barred, in this proceeding or in any other proceeding, from raising such objection(s).

PLEASE DO NOT TELEPHONE THE COURT OR MAGNACHIP

REGARDING THIS NOTICE

SUMMARY NOTICE OF HEARING AND PROPOSED DERIVATIVE SETTLEMENT CASE NOS. 1-15-cv-278614 & 1-15-cv-281284	- 4 -

EXHIBIT D

[PROPOSED] ORDER AND FINAL JUDGMENT

SUPERIOR COURT OF THE STATE OF CALIFORNIA

COUNTY OF SANTA CLARA

CURT HEMMINGSON and VIC VANDEGRIFF, Derivatively on Behalf of Nominal Defendant MAGNACHIP SEMICONDUCTOR CORPORATION,

Plaintiffs,

v.

MICHAEL ELKINS, TAE YOUNG HWANG, RANDAL KLEIN, ILBOK LEE, BRIAN MULHERN, R. DOUGLAS NORBY, SANG PARK, MARGARET SAKAI, NADER TAVAKOLI and AVENUE CAPITAL MANAGEMENT II, L.P.,

Defendants,

and

MAGNACHIP SEMICONDUCTOR CORPORATION,

Nominal Defendant.

CASE NO.: 1-15-cv-278614 [PROPOSED] ORDER AND FINAL JUDGMENT Judge: Hon. Peter H. Kirwan Dept.: 1 Date Action Filed: March 25, 2015

[PROPOSED] ORDER AND FINAL JUDGMENT

CASE NOS. 1-15-CV-278614 & 1-15-CV-281284

STEPHEN BUSHANSKY, Derivatively on Behalf of Nominal Defendant MAGNACHIP SEMICONDUCTOR CORPORATION,

Plaintiff,

v.

R. DOUGLAS NORBY; MICHAEL ELKINS; RANDAL KLEIN; BRIAN MULHERN; NADER TAVAKOLI; ILBOK LEE; SANG PARK; MARGARET SAKAI, AVENUE CAPITAL GROUP; and DOES 1-25, inclusive,

Defendants,

and

MAGNACHIP SEMICONDUCTOR CORPORATION,

Nominal Defendant.

CASE NO.: 1-15-cv-281284 Judge: Hon. Peter H. Kirwan Dept.: 1 Date Action Filed: June 1, 2015

[PROPOSED] ORDER AND FINAL JUDGMENT

CASE NOS. 1-15-CV-278614 & 1-15-CV-281284

WHEREAS, a hearing (the “Settlement Hearing”) having been held before this Court (the “Court”) on             , 2016, pursuant to this Court’s Order dated             , 2016 (the “Preliminary Approval Order”), upon a Stipulation of Settlement dated January 22, 2016 (the “Stipulation”) filed in the above-captioned actions (the “Actions”), which (along with the Preliminary Approval Order) is incorporated herein by reference; it appearing that due notice of said hearing has been given in accordance with the aforesaid Preliminary Approval Order; the respective parties having appeared by their attorneys of record; the Court having heard and considered evidence in support of the proposed settlement of the Actions set forth in the Stipulation (the “Settlement”); the attorneys for the respective parties having been heard; an opportunity to be heard having been given to all other persons requesting to be heard; the Court having determined that notice to the current stockholders of MagnaChip Semiconductor Corporation (“MagnaChip” or the “Company”), excluding the Individual Defendants, the Avenue Capital Defendants, and each of their Related Persons, was adequate and sufficient; and the entire matter of the proposed Settlement having been heard and considered by the Court,

IT IS HEREBY ORDERED, ADJUDGED, and DECREED, THIS      DAY OF             , 2016, AS FOLLOWS:

1. Except for the terms defined herein, the Court adopts and incorporates the definitions in the Stipulation for purposes of this Order and Final Judgment.

2. The Court has jurisdiction over the subject matter of the Actions, including all matters necessary to effectuate the Settlement, and over all Settling Parties, for purposes of implementing and enforcing the Settlement embodied in the Stipulation and entering this Order and Final Judgment.

3. The Court finds that the Settlement is fair, reasonable, adequate, and in the best interests of MagnaChip and all Current MagnaChip Stockholders, and hereby: (i) finally approves the Settlement in all respects; and (ii) orders the Settling Parties to perform the terms of the Stipulation to the extent the Settling Parties have not already done so. The Court further finds that the Settlement as set forth in the Stipulation is the result of arm’s-length negotiations between experienced counsel. The Settling Parties are hereby directed to consummate the Settlement in accordance with the terms and provisions of the Stipulation.

[PROPOSED] ORDER AND FINAL JUDGMENT CASE NOS. 1-15-CV-278614 & 1-15-CV-28128	- 1 -

4. The Court finds that the Summary Notice published on PR Newswire and the Notice posted on the investor relations section of MagnaChip’s website and attached to a Form 8-K filed by MagnaChip with the United States Securities and Exchange Commission (“SEC”), disclosing the Settlement as set forth in the Stipulation, constituted the best notice practicable under the circumstances to all Persons entitled to such notice, and said notices fully satisfied the requirements of California law and due process under the Constitution of the United States, and other applicable law.

5. The Settling Parties, all Current MagnaChip Stockholders, all other Released Defendant Persons, and all other Released Plaintiff Persons are hereby bound by the terms of the Settlement set forth in the Stipulation.

6. The Actions and all claims contained therein, as well as all of the Released Claims, are hereby dismissed with prejudice pursuant to the terms of the Stipulation. The Settling Parties are to bear their own costs, except as otherwise provided in the Stipulation.

7. The Court finds that during the course of the litigation of the Actions, the Settling Parties and their respective counsel at all times acted professionally and complied with the requirements of Sections 128.5 and 128.7 of the California Code of Civil Procedure.

8. Upon the Effective Date, MagnaChip, Plaintiffs, all Current MagnaChip Stockholders in their capacity as MagnaChip stockholders, on behalf of themselves and any other Person who could assert any of the Released Claims on their behalf, and all other Released Plaintiff Persons will release and forever discharge the Released Defendant Persons from the Released Claims. For the avoidance of doubt, expressly excluded from this release are (i) all claims asserted in the Class Action; (ii) all claims brought or that might be brought against MagnaChip, the Individual Defendants, or the Avenue Capital Defendants by the SEC, and (iii) all claims relating to the enforcement of the Settlement.

9. Upon the Effective Date, each of the Released Defendant Persons will release and forever discharge the Released Plaintiff Persons from the Released Claims. For the avoidance of doubt, expressly excluded from this release are all claims relating to the enforcement of the Settlement.

[PROPOSED] ORDER AND FINAL JUDGMENT CASE NOS. 1-15-CV-278614 & 1-15-CV-28128	- 2 -

10. Nothing set forth in this Order and Final Judgment shall constitute a release by any Released Defendant Person of any insurer, reinsurer, or any other entity contracted or otherwise obligated to provide insurance or indemnification to any of the Released Defendant Persons of any claim arising out of the rights, remedies, duties or obligations provided for in any insurance policy or agreement, but the Effective Date shall not be contingent upon resolution of such claim. Nothing set forth herein shall constitute a release by or among MagnaChip and the other Released Defendant Persons of the rights and obligations relating to indemnification or advancement of defense costs arising from MagnaChip’s or any of its subsidiaries’, divisions’, or related or affiliated entities’ certificates of incorporation, bylaws, operating agreements, or other formation documents, or any indemnification agreement or similar agreement.

11. All Current MagnaChip Stockholders who have not made their objections to the Settlement in the manner provided in the Notice and Summary Notice are deemed to have waived any objection by appeal, collateral attack, or otherwise.

12. All other provisions of the Stipulation are hereby incorporated into this Order and Final Judgment.

13. The provisions contained in the Stipulation (including any exhibits attached thereto) and all related documents, any negotiations, statements, or court proceedings relating to the Stipulation shall not be deemed a presumption, concession, or admission by any Settling Party of any fault, liability, or wrongdoing, or lack of merit as to any facts or claims alleged or asserted in the Actions or in any other action or proceeding, and shall not be interpreted, construed, deemed, invoked, offered, or received into evidence or otherwise used by any person in the Actions or in any other action or proceeding, whether civil, criminal, or administrative, except in connection with any proceeding to enforce the terms of the Settlement. Any Released Defendant Person or Released Plaintiff Person may file the Stipulation, this Order and Final Judgment, or any judgment or order of the Court in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, good faith settlement, judgment bar or reduction, or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim.

[PROPOSED] ORDER AND FINAL JUDGMENT CASE NOS. 1-15-CV-278614 & 1-15-CV-28128	- 3 -

14. The Settling Parties shall attempt in good faith to first resolve any future differences over the terms of or implementation of the Stipulation with the Honorable Layn R. Phillips (Ret.) (“Judge Phillips”). If that is unsuccessful in resolving any disputes, the Court will retain jurisdiction to enforce the terms of the Stipulation.

15. Pending the Effective Date of the Stipulation or the termination of the Stipulation according to its terms, Plaintiffs and all Current MagnaChip Stockholders, and their respective Related Persons, shall be barred and enjoined from commencing, prosecuting, instigating, or in any way participating in the commencement or prosecution of any action asserting any Released Claims against any Released Defendant Person.

16. Without affecting the finality of this Order and Final Judgment in any way, before any Settling Party may seek redress for any matter affected by this Order and Final Judgment, the parties are to first attempt to resolve any disputes related to the implementation and enforcement of the terms of the Settlement, including but not limited to the construing, enforcing and administering the terms of the Stipulation, with Judge Phillips who assisted the parties in reaching the Settlement.

17. If the Effective Date of the Stipulation does not occur, or if the Stipulation is canceled, terminated, or fails to become Final in accordance with its terms for any reason, the Settling Parties shall be restored to their respective positions in the Actions as of the date of the Stipulation (and the Settling Defendants will retain whatever jurisdictional challenges may have been available to them as of that date). In such event, all negotiations, proceedings, documents prepared and statements made in connection with the Stipulation (i) shall be without prejudice to the Settling Parties, (ii) shall not be deemed or construed to be an admission by any Settling Party of any act, matter, or proposition and (iii) shall not be used in any manner for any purpose in any subsequent proceeding in the Actions or in any other action or proceeding. In such event, the terms and provisions of the Stipulation shall have no further force and effect with respect to the Settling Parties and shall not be used in the Actions or in any other proceeding for any purpose, and any judgment or orders entered by the Court in accordance with the terms of the Stipulation shall be

[PROPOSED] ORDER AND FINAL JUDGMENT CASE NOS. 1-15-CV-278614 & 1-15-CV-28128	- 4 -

treated as vacated, nunc pro tunc. Notwithstanding the foregoing, in such event, the following provisions of the Stipulation shall expressly survive such event: ¶¶ 1.1-1.31, Plaintiffs’ Counsel’s obligation to refund or repay within ten (10) business days any amounts paid with respect to any Fee and Expense Award if, for any reason, including as a result of any appeal and/or further proceedings on remand, or successful collateral attack, the amount awarded is lowered, overturned or reduced under 5.2, 6.2, 6.3, 6.4, 8.2, 8.5, 8.6, 8.8, 8.9, 8.12 and 8.14.

18. The Court hereby approves the Fee and Expense Award in the amount of                      in the aggregate in accordance with the Stipulation and finds that the Fee and Expense Award is fair and reasonable and shall constitute final and complete payment for Plaintiffs’ Counsel’s attorneys’ fees and expenses that have been incurred or will be incurred in connection with the filing and prosecution of the Actions and the resolution of the claims alleged therein. No other attorneys’ fees, costs or expenses may be awarded to Plaintiffs’ Counsel in connection with the Settlement. The Fee and Expense Award shall be distributed in accordance with the terms of the Stipulation, subject to Plaintiffs’ Counsel’s obligation to refund or repay within ten (10) business days any amounts paid if, for any reason, including as a result of any appeal and/or further proceedings on remand, or successful collateral attack, the amount awarded is lowered, overturned or reduced. The Released Defendant Persons shall have no obligation to make any payment to Plaintiffs’ Counsel other than the Fee and Expense Award. The Released Defendant Persons shall have no responsibility for, and no liability whatsoever with respect to, the allocation of the Fee and Expense Award among Plaintiffs’ Counsel.

19. Any appeal or other proceeding pertaining to any order issued in respect of the Fee and Expense Award application by Plaintiffs’ Counsel shall not in any way delay or preclude the Judgment from becoming Final. In addition, no order concerning any application for attorneys’ fees and reimbursement of litigation expenses, or any modification or reversal on appeal of such order, shall constitute grounds for cancellation or termination of this Stipulation by any Settling Party.

20. Subject to the provisions of Paragraphs 14 and 16 above, the Court shall retain jurisdiction with respect to implementation and enforcement of the terms of the Stipulation, and the

[PROPOSED] ORDER AND FINAL JUDGMENT CASE NOS. 1-15-CV-278614 & 1-15-CV-28128	- 5 -

Settling Parties submit to the jurisdiction of the Court solely for purposes of implementing and enforcing the Settlement embodied in the Stipulation. Any other action arising out of or relating to the Stipulation shall be brought exclusively in the Court, or if the Court shall lack subject-matter jurisdiction over the action, then in such state court of the State of California as may have subject-matter jurisdiction over such action.

21. All agreements made and orders entered during the course of the Actions relating to the confidentiality of information shall survive the Stipulation.

IT IS SO ORDERED.

Dated:
THE HONORABLE PETER H. KIRWAN
SANTA CLARA COUNTY SUPERIOR COURT

[PROPOSED] ORDER AND FINAL JUDGMENT CASE NOS. 1-15-CV-278614 & 1-15-CV-28128	- 6 -